UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08397

THE MARSICO INVESTMENT FUND

(Exact name of registrant as specified in charter)

1200 17th Street, Suite 1600
Denver, CO 80202

(Address of principal executive offices)(Zip code)

Christopher J. Marsico
The Marsico Investment Fund
1200 17th Street, Suite 1600
Denver, CO 80202

(Name and address of agent for service)

Copies to:
Sander M. Bieber, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C.  20006

Registrant's telephone number, including area code:  (303)454-5600

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1 – Reports to Stockholders.

ANNUAL REPORT SEPTEMBER 30, 2012

OCTOBER 2012

DEAR SHAREHOLDER:

Enclosed is your annual report for The Marsico Investment Fund, encompassing the one-year fiscal period from October 1, 2011 to September 30, 2012.

The purpose of this report is to provide a review of the Marsico Funds’ one-year investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indexes. For updated information regarding the market environment and the Funds’ overall investment postures and performance, please refer to the Funds’ most recent monthly fact sheets and quarterly investment updates, which are available under the name of each Fund on the Funds’ website at www.marsicofunds.com.

NOTES REGARDING CHANGES TO THE MARSICO INVESTMENT TEAM

Effective July 20, 2012, A. Douglas Rao, former portfolio manager of the Marsico Flexible Capital Fund and co-manager of the Marsico Focus Fund and the Marsico Growth Fund, no longer served in those roles. Munish Malhotra, CFA, and Jordon Laycob now serve as co-managers of the Marsico Flexible Capital Fund. Thomas F. Marsico and Coralie Witter, CFA, continue to serve as co-portfolio managers of the Marsico Focus Fund and the Marsico Growth Fund.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5

MARSICO FOCUS FUND
Investment Review	7
Fund Overview	9
Schedule of Investments	10

MARSICO GROWTH FUND
Investment Review	7
Fund Overview	11
Schedule of Investments	12

MARSICO 21st CENTURY FUND
Investment Review	14
Fund Overview	16
Schedule of Investments	17

MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	19
Fund Overview	21
Schedule of Investments	22

MARSICO FLEXIBLE CAPITAL FUND
Investment Review	24
Fund Overview	26
Schedule of Investments	27

MARSICO GLOBAL FUND
Investment Review	29
Fund Overview	31
Schedule of Investments	32

FINANCIAL STATEMENTS	34
NOTES TO FINANCIAL STATEMENTS	44
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
EXPENSE EXAMPLE	54
OTHER INFORMATION	55
TRUSTEE AND OFFICER INFORMATION	56

KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund	Marsico Growth Fund	Marsico 21st Century Fund
MFOCX	MGRIX	MXXIX
For additional disclosures, please see page 9.	For additional disclosures, please see page 11.	For additional disclosures, please see page 16.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.33%	TOTAL ANNUAL OPERATING EXPENSES* 1.33%	TOTAL ANNUAL OPERATING EXPENSES* 1.37%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

APPLE, INC.	8.07%	APPLE, INC.	7.81%	APPLE, INC.	6.92%
WELLS FARGO & COMPANY	4.91%	THE TJX COMPANIES, INC.	3.88%	BIOGEN IDEC INC.	3.97%
BIOGEN IDEC INC.	4.29%	BIOGEN IDEC INC.	3.76%	THE PNC FINANCIAL SERVICES GROUP, INC.	3.31%
EXPRESS SCRIPTS HOLDING COMPANY	4.21%	EXPRESS SCRIPTS HOLDING COMPANY	3.52%	INTUITIVE SURGICAL, INC.	3.31%
DOLLAR GENERAL CORPORATION	4.15%	WELLS FARGO & COMPANY	3.21%	CAPITAL ONE FINANCIAL CORPORATION	3.07%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund	Marsico Flexible Capital Fund	Marsico Global Fund
MIOFX	MFCFX	MGLBX
For additional disclosures, please see page 21.	For additional disclosures, please see page 26.	For additional disclosures, please see page 31.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.56%	TOTAL ANNUAL OPERATING EXPENSES* 1.41%	TOTAL ANNUAL OPERATING EXPENSES* 1.60%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

ROCHE HOLDING AG	2.79%	APPLE, INC.	7.24%	APPLE, INC.	8.04%
NESTLÉ S.A.	2.76%	EXPRESS SCRIPTS HOLDING COMPANY	3.28%	ANHEUSER-BUSCH INBEV N.V.	5.15%
LYONDELLBASELL INDUSTRIES N.V. - CL. A	2.72%	AUTOZONE, INC.	3.10%	ROCHE HOLDING AG	4.57%
STANDARD CHARTERED PLC	2.53%	THE TJX COMPANIES, INC.	2.81%	ACCENTURE PLC - CL. A	3.94%
ANHEUSER-BUSCH INBEV N.V.	2.53%	W.W. GRAINGER, INC.	2.76%	WYNN MACAU LTD.	3.79%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

KEY FUND STATISTICS (UNAUDITED)

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*
The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2012. The information may differ from the expense ratios disclosed in this report.

(1)
The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The performance returns for the 21st Century Fund (for the period prior to March 31, 2004), the International Opportunities Fund (for the period prior to September 30, 2004 and from October 2011 through September 2012), the Flexible Capital Fund (for the period prior to February 1, 2011), and the Global Fund (for the period prior to January 1, 2009, from April 2009 through May 2009 and from January 2012 through September 2012) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. The performance returns for the 21st Century Fund (for the period beginning April 2004 through January 2005), the International Opportunities Fund (for the period beginning October 2004 through December 2005), and the Global Fund (for the one-month period June 2009) would have been higher but for the reimbursement of fees waived previously.

(2)
Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2011 – SEPTEMBER 2012 (UNAUDITED)

Europe’s debt problems and an uncertain outlook for the global economy dominated world headlines over the one-year period. Equity investor psychology remained fragile and heavily dependent on the flow of news coming out of Europe. Despite these headwinds, it was a buoyant period for stock markets worldwide and US stocks fared particularly well.

US equities were resurgent during the period, propelled in large part by a sense that substantive progress was being made toward containing Europe’s sovereign debt problem and that the risk of its metastasizing into a global financial crisis had diminished. However, a number of US economic releases suggested another growth slowdown could be underway. These included a downward revision in GDP growth, reduced productivity levels, concerns about increasing tax and regulatory burdens and other governmental impacts on businesses, and lower consumer confidence. Stocks were also challenged by uncertainty regarding the outcome of the November election and concerns over the so-called “fiscal cliff” associated with the potential for significant tax increases and government spending curbs to go into effect at year-end 2012 if policy-makers take no action. The housing market emerged as a bright spot in the US economy as mortgage rates reached record low levels, year-over-year sales improved, inventories tightened and prices stabilized somewhat.

Central bank intervention trumped all else, perhaps most prolifically exemplified by European Central Bank (ECB) president Mario Draghi’s unambiguous statements regarding the ECB’s willingness to take forceful action in response to the sovereign debt crisis, and the Federal Reserve’s latest round of quantitative easing with an open-ended completion date. The equity market seemed willing – at least temporarily – to take comfort in reduced “tail risk” in Europe (European Union (EU) sovereign bond auctions generally were well-received) and fresh rounds of monetary stimulus, and look past a variety of serious macro-related concerns. Chief among those worries was that global growth showed further signs of stress including signs of a deepening recession in the EU, renewed potential for a “hard landing” in China (where manufacturing, exports and electricity consumption – among other factors – suggested more deeply-entrenched economic weakness), subdued economic activity levels globally, ongoing policy uncertainty, a US economy regressing towards “stall speed” even as the US “fiscal cliff” loomed, and a combustible situation in the Middle East. The possibility of a decline in corporate profits, a source of concern earlier in the reporting period, was another factor that seemed to move to the sidelines during the final months of the one-year period.

As depicted in the table below, US markets posted strong returns for the one-year period ended September 30, 2012, while international markets experienced more muted gains:

Index Name(1)	Universe of Equities Represented	One-Year Total Return
US
S&P 500	US large-capitalization equities	+30.20%
Russell 3000	US publicly-traded equities of all sizes	+30.20%
Russell 2000	US small-capitalization equities	+31.91%
Russell Mid-Cap	US medium-capitalization equities	+28.03%

Index Name(1)	Universe of Equities Represented	One-Year Total Return
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	+13.75%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	+16.93%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	+20.98%

In terms of the underlying dynamics of US equity market performance, stocks across the market capitalization spectrum moved more or less in concert, producing relatively little differentiation in performance.

MARKET ENVIRONMENT

International equities registered solid gains, but did not keep pace with US equity markets. EU economic growth has been challenged by fiscal austerity measures, debt deleveraging by banks and individuals, wage reductions, and a hobbled financial sector. Emerging markets slightly outperformed their developed market peers, but came under increased scrutiny as evidence of slowing economic growth in China and associated negative implications for China’s emerging market trading partners mounted.

From a currency perspective, the US dollar and a number of major foreign currencies experienced sizeable intra-period fluctuations. The overall impact of currency moves for US investors in developed international markets was muted, as many currency swings offset one another. The US dollar weakened as compared to certain major foreign currencies including the Australian dollar, Canadian dollar and British pound, thereby effectively increasing returns from certain foreign securities as expressed in US dollars. This positive currency effect, however, was offset by the US dollar’s strength versus the euro and the Japanese yen. The Japanese yen weakened considerably during the first six-months of the reporting period before regaining some ground during the second half of the reporting period.

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index.

FOCUS FUND & GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO AND CORALIE WITTER (UNAUDITED)

The Marsico Focus Fund and the Marsico Growth Fund generated total returns of +25.36% and +26.04%, respectively for the one-year fiscal period ended September 30, 2012. While the Funds posted strong gains, both Funds’ performance lagged their benchmark index, the S&P 500 Index, which had a total return of +30.20% for the one-year period ended September 30, 2012. Please see the Funds’ Overviews for more detailed information about each Fund’s longer-term performance for various periods ended September 30, 2012.

The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Funds may not necessarily hold these securities or investments today. Please see the accompanying Schedules of Investments for the percentage of each Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment. Stocks and markets in which the Focus Fund and the Growth Fund invest may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

The Focus Fund and the Growth Fund often invest in similar growth companies. Their performance may differ at times, however, because of a variety of factors. Among other factors, the Focus Fund is a non-diversified mutual fund that may invest in a more concentrated portfolio and may hold the securities of fewer issuers than the Growth Fund. As a result, the Focus Fund may hold some securities that are different from those held by the Growth Fund, and may be more exposed to individual stock volatility than the Growth Fund or other mutual funds that invest in a larger number of securities.

FOCUS FUND

The Marsico Focus Fund underperformed the S&P 500 Index for the one-year fiscal period ended September 30, 2012. Stock selection in the Consumer Discretionary sector, as defined under the Global Industry Classification Standard (“GICS”)(2), was the primary detractor to performance.

Consumer Discretionary was the strongest-performing sector of the benchmark index and the Fund was positioned well by having a significant portion of its net assets invested in the sector. The Fund’s stock selection within the sector, however, was disappointing. The collective return of the Fund’s Consumer Discretionary positions, +21%, notably lagged the +37% return of the S&P 500 Index Consumer Discretionary sector. Internet retailer Amazon.com, Inc.’s stock price slid -20% prior to being sold from the Fund. Amazon was a significant position in the Fund early in the reporting period and its stock price decline was, therefore, a material detractor to performance. Several of the Fund’s other Consumer Discretionary positions posted disappointing returns. Media company British Sky Broadcasting Group PLC (+8% prior to being sold), casino operator Wynn Resorts Ltd. (+8%), and restaurant company Chipotle Mexican Grill, Inc. (+5%) also posted returns that lagged the overall return of the pertinent benchmark index sector.

Certain individual holdings adversely impacted results, including Mead Johnson Nutrition Company (+10%), industrials components company Precision Castparts Corp. (+5%), oilfield services provider Halliburton Company (-3%), Google, Inc. – Cl. A (+0.6%), and Facebook, Inc. – Cl. A (-39%). Halliburton, Google and Facebook were sold from the Fund during the period.

Financials and Energy were other strong-performing sectors of the benchmark index and the Fund was hampered by having underweight allocations to the sectors.

Cash levels were slightly elevated at the start of the reporting period following the equity market downturn of third calendar quarter 2011. Fund repositioning also contributed to modestly higher cash levels at times throughout the period. This uninvested cash weighed on performance as the equity market rose sharply.

FOCUS FUND & GROWTH FUND

The Fund’s performance benefitted from its holdings in the Materials and Information Technology sectors. Agricultural material company Monsanto Company soared +56%. The Dow Chemical Company, a leading manufacturer of chemicals, polymers, and agricultural products, gained +47% prior to being sold. Leading Information Technology positions included Apple, Inc. (+76%) and financial transaction processor Visa, Inc. – Cl. A (+58%).

Other holdings providing material contributions to performance included biotechnology company Biogen Idec Inc. (+60%) and railroad operator Union Pacific Corporation (+48%).

Finally, the Fund benefitted from having no investments in the Utilities sector, which was the weakest-performing sector of the S&P 500 Index.

During the period, the Fund reduced its exposure to the Industrials, Energy, and Materials sectors while increasing its allocations to the Health Care, Financials, and Information Technology sectors.

GROWTH FUND

The Marsico Growth Fund underperformed the S&P 500 Index and shared several of the Focus Fund’s performance attributes for the one-year fiscal period ended September 30, 2012. The Growth Fund’s Consumer Discretionary holdings posted an aggregate return of +27% and lagged the +37% return of the S&P 500 Index Consumer Discretionary sector. Amazon.com, Inc. (+17%), Wynn Resorts Ltd. (+6%), and McDonald’s Corporation (+8%) each posted returns that trailed the return of the benchmark index.

Stock selection in the Consumer Staples sector was weak. Green Mountain Coffee Roasters, Inc. slipped -46% prior to being sold from the Fund in favor of investments we believe offer better earnings visibility.

Similar to the Focus Fund, the Growth Fund’s performance was hampered by having few investments in the Financials and Energy sectors. The Growth Fund also held a slightly elevated level of cash, particularly at the start of the reporting period. The uninvested cash weighed on performance as the equity market posted gains.

There were several positive performance contributors. The Fund’s performance was aided by refraining from investments in the Utilities sector, the weakest-performing sector of the benchmark index.

Stock selection and an overweight allocation to the Materials sector also benefitted the Fund. Monsanto Company (+54%) and The Dow Chemical Company (+47% prior to being sold) each registered strong stock price gains.

Leading individual holdings included Apple, Inc. (+77%), discount retailer The TJX Companies, Inc. (+63%), Visa, Inc. – Cl. A (+58%), and biotechnology company Biogen Idec Inc. (+60%).

The Fund increased its exposure to the Health Care, Financials, and Information Technology sectors while paring its exposure to the Materials, Consumer Discretionary, and Industrials sectors.

Fiscal Period-End Investment Posture

As of September 30, 2012, the Focus Fund’s and the Growth Fund’s largest sector allocations included Consumer Discretionary, Information Technology, and Health Care. The Funds had no exposure during the period to the Utilities and Telecommunication Services sectors.

Sincerely,

THOMAS F. MARSICO
CORALIE T. WITTER, CFA
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

(2)
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (“MCM”). Neither MSCI, S&P, nor MCM or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, MCM, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FOCUS FUND OVERVIEW

September 30, 2012 (Unaudited)

The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20–30 common stocks that are selected for their long-term growth potential.

TOTAL ANNUAL OPERATING EXPENSES* 1.33%	NET ASSETS $966,010,482	NET ASSET VALUE PER SHARE $20.02

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	APPLE, INC.	8.07%
	WELLS FARGO & COMPANY	4.91%
	BIOGEN IDEC INC.	4.29%
	EXPRESS SCRIPTS HOLDING COMPANY	4.21%
	DOLLAR GENERAL CORPORATION	4.15%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2012 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on September 30, 2002. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Precision Castparts Corp.	138,585	$22,636,474	2.34%

Apparel Retail
The TJX Companies, Inc.	725,913	32,513,643	3.37

Automobile Manufacturers
Tesla Motors, Inc.*	329,921	9,660,087	1.00

Biotechnology
Biogen Idec Inc.*	277,588	41,424,457	4.29
Gilead Sciences, Inc.*	439,766	29,169,679	3.02
		70,594,136	7.31
Brewers
Anheuser-Busch InBev N.V. ADR	144,606	12,423,101	1.29

Casinos & Gaming
Wynn Resorts Ltd.	204,514	23,609,096	2.44

Communications Equipment
QUALCOMM, Inc.	507,282	31,700,052	3.28

Computer Hardware
Apple, Inc.	116,791	77,929,963	8.07

Consumer Finance
American Express Company	170,617	9,701,283	1.00

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	287,895	38,658,541	4.00

Diversified Banks
U.S. Bancorp	887,477	30,440,461	3.15
Wells Fargo & Company	1,374,114	47,448,156	4.91
		77,888,617	8.06
Fertilizers & Agricultural Chemicals
Monsanto Company	362,455	32,990,654	3.42

Footwear
NIKE, Inc. - Cl. B	329,283	31,252,250	3.24

General Merchandise Stores
Dollar General Corporation*	777,770	40,086,266	4.15

Health Care Services
Express Scripts Holding Company*	648,920	40,667,816	4.21

Home Improvement Retail
The Home Depot, Inc.	573,319	34,611,268	3.58

Internet Retail
priceline.com, Inc.*	61,901	38,300,006	3.96

Internet Software & Services
Baidu, Inc. Spon. ADR*	182,299	21,296,169	2.21
Equinix, Inc.*	111,230	22,918,942	2.37
		44,215,111	4.58
COMMON STOCKS (continued)
IT Consulting & Other Services
Accenture plc - Cl. A	363,338	$25,444,560	2.63%

Multi-Line Insurance
American International Group, Inc.*	688,069	22,561,782	2.34

Oil & Gas Storage & Transportation
Kinder Morgan, Inc.	940,388	33,402,582	3.46

Packaged Foods & Meats
Mead Johnson Nutrition Company	505,463	37,040,329	3.83

Pharmaceuticals
Abbott Laboratories	231,936	15,901,532	1.65
Allergan, Inc.	216,885	19,862,328	2.06
Bristol-Myers Squibb Company	298,610	10,078,088	1.04
		45,841,948	4.75
Railroads
Union Pacific Corporation	171,546	20,362,510	2.11

Restaurants
Chipotle Mexican Grill, Inc.*	55,490	17,620,295	1.82
McDonald's Corporation	282,210	25,892,767	2.68
Starbucks Corporation	580,095	29,439,821	3.05
		72,952,883	7.55
Systems Software
VMware, Inc. - Cl. A*	222,938	21,567,022	2.23

TOTAL COMMON STOCKS
(Cost $694,649,694)		948,611,980	98.20

SHORT-TERM INVESTMENTS
State Street Institutional U.S. Government Money Market Fund, 0.048%	19,013,745	19,013,745	1.97

TOTAL SHORT-TERM INVESTMENTS
(Cost $19,013,745)		19,013,745	1.97

TOTAL INVESTMENTS
(Cost $713,663,439)		967,625,725	100.17

Liabilities, Less Cash and Other Assets		(1,615,243)	(0.17)

NET ASSETS		$966,010,482	100.00%

*	Non-income producing.

See notes to financial statements.

GROWTH FUND OVERVIEW

September 30, 2012 (Unaudited)

The Growth Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.33%	NET ASSETS $677,393,399	NET ASSET VALUE PER SHARE $21.96

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	APPLE, INC.	7.81%
	THE TJX COMPANIES, INC.	3.88%
	BIOGEN IDEC INC.	3.76%
	EXPRESS SCRIPTS HOLDING COMPANY	3.52%
	WELLS FARGO & COMPANY	3.21%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2012 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on September 30, 2002. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Precision Castparts Corp.	69,547	$11,359,807	1.68%

Apparel Retail
Limited Brands, Inc.	175,473	8,643,800	1.28
The TJX Companies, Inc.	586,890	26,286,803	3.88
		34,930,603	5.16
Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	112,994	8,354,776	1.23

Automotive Retail
AutoZone, Inc.*	24,709	9,134,176	1.35
O'Reilly Automotive, Inc.*	117,475	9,823,260	1.45
		18,957,436	2.80
Biotechnology
Biogen Idec Inc.*	170,849	25,495,796	3.76
Gilead Sciences, Inc.*	154,336	10,237,107	1.51
		35,732,903	5.27
Brewers
Anheuser-Busch InBev N.V. ADR	102,375	8,795,036	1.30

Broadcasting
CBS Corporation - Cl. B	189,515	6,885,080	1.02

Cable & Satellite
Liberty Global, Inc. - Cl. A*	111,255	6,758,741	1.00

Casinos & Gaming
Wynn Resorts Ltd.	130,017	15,009,162	2.22

Communications Equipment
QUALCOMM, Inc.	284,641	17,787,216	2.63

Computer Hardware
Apple, Inc.	79,245	52,877,019	7.81

Computer Storage & Peripherals
EMC Corporation*	382,515	10,431,184	1.54

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	158,093	21,228,728	3.13

Diversified Banks
U.S. Bancorp	605,536	20,769,885	3.07
Wells Fargo & Company	630,690	21,777,725	3.21
		42,547,610	6.28
Fertilizers & Agricultural Chemicals
Monsanto Company	187,043	17,024,654	2.51

Footwear
NIKE, Inc. - Cl. B	140,010	13,288,349	1.96

General Merchandise Stores
Dollar General Corporation*	235,091	12,116,590	1.79

COMMON STOCKS (continued)
Health Care Equipment
Intuitive Surgical, Inc.*	6,822	$3,381,188	0.50%

Health Care Services
Express Scripts Holding Company*	380,761	23,862,292	3.52

Home Improvement Retail
The Home Depot, Inc.	291,307	17,586,204	2.60

Hotels, Resorts & Cruise Lines
Starwood Hotels & Resorts Worldwide, Inc.	134,805	7,813,298	1.15

Hypermarkets & Super Centers
Wal-Mart Stores, Inc.	47,300	3,490,740	0.52

Industrial Conglomerates
Danaher Corporation	226,966	12,517,175	1.85

Industrial Gases
Praxair, Inc.	31,592	3,281,777	0.48

Internet Retail
Amazon.com, Inc.*	13,315	3,386,271	0.50
priceline.com, Inc.*	23,965	14,827,864	2.19
		18,214,135	2.69
Internet Software & Services
Baidu, Inc. Spon. ADR*	97,566	11,397,660	1.68
eBay, Inc.*	71,350	3,454,054	0.51
Equinix, Inc.*	34,924	7,196,090	1.06
LinkedIn Corporation - Cl. A*	66,055	7,953,022	1.18
		30,000,826	4.43
IT Consulting & Other Services
Accenture plc - Cl. A	192,918	13,510,048	1.99

Oil & Gas Equipment & Services
Halliburton Company	545,465	18,376,716	2.71
National Oilwell Varco, Inc.	229,774	18,407,195	2.72
		36,783,911	5.43
Oil & Gas Storage & Transportation
Kinder Morgan, Inc.	195,533	6,945,332	1.03

Packaged Foods & Meats
Mead Johnson Nutrition Company	164,088	12,024,369	1.77

Personal Products
The Estee Lauder Companies, Inc. - Cl. A	92,924	5,721,331	0.84

Pharmaceuticals
Abbott Laboratories	138,939	9,525,658	1.40
Bristol-Myers Squibb Company	210,882	7,117,267	1.05
Perrigo Company	31,309	3,637,167	0.54
		20,280,092	2.99
Railroads
Union Pacific Corporation	79,371	9,421,338	1.39

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares/Units	Value	Percent of Net Assets
COMMON STOCKS (continued)
Restaurants
Chipotle Mexican Grill, Inc.*	14,189	$4,505,575	0.67%
McDonald's Corporation	141,024	12,938,952	1.91
Starbucks Corporation	346,365	17,578,024	2.59
YUM! Brands, Inc.	99,937	6,629,820	0.98
		41,652,371	6.15
Specialized REITs
American Tower Corporation - Cl. A	118,020	8,425,448	1.24

Specialty Chemicals
LyondellBasell Industries N.V. - Cl. A	131,778	6,807,651	1.00

Specialty Stores
Dick's Sporting Goods, Inc.	128,313	6,653,029	0.98
GNC Holdings, Inc. - Cl. A	94,523	3,683,561	0.55
		10,336,590	1.53
Systems Software
VMware, Inc. - Cl. A*	69,096	6,684,347	0.99

Trading Companies & Distributors
W.W. Grainger, Inc.	70,837	14,760,306	2.18

TOTAL COMMON STOCKS
(Cost $460,518,213)		647,585,663	95.60

PREFERRED STOCKS
Diversified Banks
Wells Fargo & Company, Series J Pref., 8.000%	337,000	10,015,640	1.48

TOTAL PREFERRED STOCKS
(Cost $5,954,707)		10,015,640	1.48

UNITS
Marine Ports & Services
Hutchison Port Holdings Trust - Cl. U	11,140,000	8,076,500	1.19

TOTAL UNITS
(Cost $11,195,875)		8,076,500	1.19

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	4,997,854	4,997,854	0.74

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,997,854)		4,997,854	0.74

TOTAL INVESTMENTS
(Cost $482,666,649)		670,675,657	99.01

Cash and Other Assets, Less Liabilities		6,717,742	0.99

NET ASSETS		$677,393,399	100.00%

*	Non-income producing.

See notes to financial statements.

21st CENTURY FUND

INVESTMENT REVIEW BY BRANDON GEISLER (UNAUDITED)

The Marsico 21st Century Fund posted a return of +25.35% for the one-year fiscal period ended September 30, 2012. The Fund underperformed the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of +30.20% over the same time period. The Russell 3000 Index, a proxy for the performance of all publicly-traded US equity securities including smaller capitalization companies (which may be a useful representation of the Fund’s ability to invest across the entire market capitalization spectrum), also had a total return of +30.20%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2012.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

While the Fund posted a double-digit positive return for the one-year period, the Fund’s return lagged that of its benchmark index. The primary factor responsible for the Fund’s underperformance was the Fund’s investments in the Industrials and Consumer Discretionary sectors.

Several of the Fund’s Industrials positions posted weak returns as concerns about a slower global growth environment dampened demand expectations for a number of industrial goods and services companies. Railroad operator CSX Corporation (-10%) and global logistics company Expeditors International of Washington, Inc. (-7% prior to being sold from the Fund) posted negative returns. Aerospace component company Precision Castparts Corp. (+6%) and Netherlands-based global industrial technology firm Sensata Technologies Holding N.V. (+13% prior to being sold) also posted results that lagged the return of the overall benchmark index.

Consumer Discretionary was the strongest-performing sector of the S&P 500 Index with a return of +37%, and the Fund benefitted from having a significant portion of its net assets invested in the sector. The Fund’s holdings within the sector, however, posted a collective return of +28% and failed to keep pace with the sector return of the benchmark index. Arcos Dorados Holdings, Inc. – Cl. A, a Latin American McDonald’s restaurant franchisee, dropped -42% prior to being sold. Wynn Resorts Ltd. gained just +8% and further impaired performance.

In the Consumer Staples sector, Green Mountain Coffee Roasters, Inc. dropped -47% prior to being sold from the Fund.

Stock selection within the Health Care sector aided the Fund, as biotechnology company Biogen Idec Inc. and robotic surgical systems company Intuitive Surgical, Inc. rose +55% and +38%, respectively.

Stock selection in the Materials sector was also strong, led by specialty chemicals company LyondellBasell Industries N.V. – Cl. A (+53%) and agricultural products company Monsanto Company (+30%).

Other top-performing Fund positions included discount retailer Ross Stores, Inc. (+67%) and energy company National Oilwell Varco, Inc. (+59%). From a sector allocation standpoint, the Fund benefitted from having no exposure to the Utilities sector, which was the weakest-performing sector of the S&P 500 Index.

21st CENTURY FUND

Performance in the Information Technology sector was mixed. Several software and services companies posted disappointing returns, including Facebook, Inc. – Cl. A (-39% prior to being sold), Informatica Corporation (+1% prior to being sold), and Bankrate, Inc. (+4%). Meanwhile, the Fund’s largest holding, Apple, Inc. soared nearly +77% and had a significant, positive impact on performance.

During the reporting period, several steps were undertaken to reposition the Fund to add more breadth and diversification to its holdings. Specifically, the Fund’s allocation to the Financials and Consumer Discretionary sectors were significantly reduced. The Fund also increased its allocations to the Information Technology, Health Care, and Materials sectors. During the transition period, the Fund held slightly elevated cash levels. The cash dampened performance results to some degree as the equity market rose sharply during the period.

The 21st Century Fund has, during various periods since its inception, tended to have a relatively high portfolio turnover level. This is attributable in part to the Fund’s investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, preserve capital or limit losses.

Fiscal Period-End Investment Posture

As of September 30, 2012, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, Health Care, Industrials, and Financials. The Fund had no investments in the Utilities and Telecommunication Services sectors.

Sincerely,

BRANDON A. GEISLER
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to March 31, 2004, the performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning April 2004 through January 2005, performance returns for the 21st Century Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

21st CENTURY FUND OVERVIEW

September 30, 2012 (Unaudited)

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.37%	NET ASSETS $354,545,163	NET ASSET VALUE PER SHARE $14.24

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	APPLE, INC.	6.92%
	BIOGEN IDEC INC.	3.97%
	THE PNC FINANCIAL SERVICES GROUP, INC.	3.31%
	INTUITIVE SURGICAL, INC.	3.31%
	CAPITAL ONE FINANCIAL CORPORATION	3.07%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2012 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning April 2004 through January 2005, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on September 30, 2002. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Precision Castparts Corp.	52,004	$8,494,334	2.40%
TransDigm, Inc.*	26,228	3,720,966	1.05
		12,215,300	3.45
Apparel Retail
Limited Brands, Inc.	91,353	4,500,049	1.27
Ross Stores, Inc.	167,197	10,800,926	3.05
		15,300,975	4.32
Apparel, Accessories & Luxury Goods
Ralph Lauren Corporation	46,304	7,002,554	1.98

Auto Parts & Equipment
BorgWarner, Inc.*	52,351	3,617,978	1.02

Automobile Manufacturers
Tesla Motors, Inc.*	104,835	3,069,569	0.87

Automotive Retail
CarMax, Inc.*	79,218	2,241,869	0.63
O'Reilly Automotive, Inc.*	64,462	5,390,313	1.52
		7,632,182	2.15
Biotechnology
Alkermes PLC*	59,508	1,234,791	0.35
Biogen Idec Inc.*	94,298	14,072,090	3.97
Seattle Genetics, Inc.*	110,848	2,987,354	0.84
		18,294,235	5.16
Casinos & Gaming
Wynn Resorts Ltd.	60,784	7,016,905	1.98

Computer Hardware
Apple, Inc.	36,763	24,530,479	6.92

Computer Storage & Peripherals
Fusion-io, Inc.*	87,965	2,662,701	0.75

Consumer Finance
Capital One Financial Corporation	191,004	10,889,138	3.07

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	20,919	9,444,510	2.66

Distillers & Vintners
Brown-Forman Corporation - Cl. B	30,207	1,971,007	0.56
Constellation Brands, Inc. - Cl. A*	109,042	3,527,508	0.99
		5,498,515	1.55
Fertilizers & Agricultural Chemicals
Monsanto Company	105,724	9,622,998	2.71

General Merchandise Stores
Dollar Tree, Inc.*	101,917	4,920,043	1.39

Health Care Equipment
Intuitive Surgical, Inc.*	23,656	11,724,623	3.31
Varian Medical Systems, Inc.*	30,594	1,845,430	0.52
		13,570,053	3.83
Industrial Machinery
Stanley Black & Decker, Inc.	59,734	4,554,718	1.28

COMMON STOCKS (continued)
Integrated Oil & Gas
Occidental Petroleum Corporation	61,372	$5,281,674	1.49%

Internet Retail
Amazon.com, Inc.*	14,054	3,574,213	1.01
priceline.com, Inc.*	14,356	8,882,488	2.50
		12,456,701	3.51
Internet Software & Services
Bankrate, Inc.*	144,037	2,244,096	0.63
Equinix, Inc.*	12,606	2,597,466	0.73
Google, Inc. - Cl. A*	11,253	8,490,389	2.40
LinkedIn Corporation - Cl. A*	27,450	3,304,980	0.93
		16,636,931	4.69
IT Consulting & Other Services
Accenture plc - Cl. A	149,621	10,477,959	2.96

Movies & Entertainment
Viacom, Inc. - Cl. B	173,551	9,300,598	2.62

Oil & Gas Equipment & Services
Halliburton Company	291,380	9,816,592	2.77
National Oilwell Varco, Inc.	125,751	10,073,913	2.84
		19,890,505	5.61
Oil & Gas Storage & Transportation
Kinder Morgan, Inc.	91,819	3,261,411	0.92

Pharmaceuticals
Abbott Laboratories	152,796	10,475,694	2.95

Railroads
CSX Corporation	341,503	7,086,187	2.00

Regional Banks
City National Corporation	174,726	9,000,136	2.54
Columbia Banking System, Inc.	186,727	3,461,919	0.98
The PNC Financial Services Group, Inc.	186,191	11,748,652	3.31
		24,210,707	6.83
Research & Consulting Services
IHS, Inc. - Cl. A*	35,552	3,460,987	0.98
Nielsen Holdings N.V.*	165,628	4,965,528	1.40
		8,426,515	2.38
Restaurants
Chipotle Mexican Grill, Inc.*	11,373	3,611,382	1.02
Dunkin' Brands Group, Inc.	120,039	3,504,539	0.99
YUM! Brands, Inc.	104,244	6,915,547	1.95
		14,031,468	3.96
Soft Drinks
Monster Beverage Corporation*	50,965	2,760,264	0.78

Specialized REITs
American Tower Corporation - Cl. A	77,046	5,500,314	1.55

Specialty Chemicals
LyondellBasell Industries N.V. - Cl. A	148,772	7,685,562	2.17

Specialty Stores
Ulta Salon, Cosmetics & Fragrance, Inc.	38,339	3,692,237	1.04

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Systems Software
Red Hat, Inc.*	97,053	$5,526,198	1.56%
VMware, Inc. - Cl. A*	103,907	10,051,963	2.83
		15,578,161	4.39
Trading Companies & Distributors
W.W. Grainger, Inc.	34,200	7,126,254	2.01
WESCO International, Inc.*	44,683	2,555,868	0.72
		9,682,122	2.73
TOTAL COMMON STOCKS
(Cost $258,230,017)		346,277,863	97.67

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	3,880,607	3,880,607	1.09

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,880,607)		3,880,607	1.09

TOTAL INVESTMENTS
(Cost $262,110,624)		350,158,470	98.76

Cash and Other Assets, Less Liabilities		4,386,693	1.24

NET ASSETS		$354,545,163	100.00%

*	Non-income producing.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY JIM GENDELMAN AND MUNISH MALHOTRA (UNAUDITED)

The Marsico International Opportunities Fund posted a total return of (US$) +17.81% for the one-year fiscal period ended September 30, 2012. The Fund significantly outperformed the MSCI EAFE Index, which we consider to be the Fund’s benchmark index and which had a total return of (US$) +13.75%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2012.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors.

Stock selection in several sectors contributed to the Fund’s outperformance versus its benchmark index. The Fund’s Information Technology holdings were a primary area of strength. For some time, the Fund has held investments that are poised to benefit from growing use of smart phone and mobile data. A number of these investments posted strong returns including Samsung Electronics Co., Ltd. (+39%), ASML Holding N.V. (+53%), and Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR (+43%). Latin American e-commerce company MercadoLibre, Inc. (+66%) and technology consulting and services provider Accenture plc – Cl. A (+37%) further bolstered performance.

The Fund also benefitted from stock selection within the Consumer Staples, Industrials, and Materials sectors. Consumer Staples positions were led by Belgium-based brewer Anheuser-Busch InBev N.V. (+63%) and Paris-based wine and spirits purveyor Pernod-Ricard S.A. (+47%). Industrials holdings were led by jet engine manufacturer Rolls-Royce Holdings PLC (+50%) and railroad operator Canadian National Railway Company (+36%). Specialty chemical company LyondellBasell Industries N.V. – Cl. A (+21%) was a significant contributor in the Materials sector.

A few of the Fund’s Consumer Discretionary holdings were stand-out performers, including athletic apparel company Adidas A.G. (+36%), multi-national hotel and restaurant company Whitbread PLC (+25%), and watch manufacturer Swatch Group AG (+19%).

The Fund’s performance was buoyed by having few investments in the weak-performing Materials sector and by abstaining from investments in the weak-performing Utilities sector.

There were several offsetting factors inhibiting investment results. Stock selection in the Telecommunication Services sector significantly impaired performance. China Unicom Hong Kong Ltd., one of the world’s largest mobile providers, skidded -22% and was a material detractor to performance. In the Consumer Discretionary sector, Arcos Dorados Holdings, Inc. – Cl. A, a Latin American McDonald’s restaurant franchisee, dropped -39% prior to being sold. The Fund’s investment in Citigroup, Inc., which has a growing presence in emerging markets, slid -32% before being sold. Japanese camera maker Canon, Inc. (-29%) faced headwinds during the reporting period. The Japanese yen strengthened during the second half of the reporting period, making products of Japanese exporters more expensive to a number of Canon’s end-markets such as the US and Europe.

From a sector allocation stand-point, the Fund’s performance was hampered by having underweight allocations to the Consumer Staples and Financials sectors, as these were among the stronger-performing sectors of the benchmark index.

INTERNATIONAL OPPORTUNITIES FUND

Although active currency management is not a central facet of the Fund’s investment process, currency fluctuations may at times affect the Fund’s performance. The Fund did well by having less exposure to securities denominated in the weaker euro than its benchmark index. Much of this positive effect, however, was offset by the Fund’s having no exposure to securities of companies denominated in the stronger Australian dollar. On an overall basis, currency effects did not significantly impact performance versus the benchmark index.

The International Opportunities Fund has, during various periods since its inception, tended to have a relatively high portfolio turnover level. This is attributable in part to the Fund’s investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, preserve capital or limit losses.

Fiscal Period-End Investment Posture

As of September 30, 2012, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, and Financials, although the Fund’s allocation to Financials represented an underweight posture as compared to the MSCI EAFE Index. The Fund had no exposure to the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings at period-end were the United Kingdom, Japan, and China/Hong Kong, although exposure to the United Kingdom and Japan represented underweighted postures relative to the benchmark index. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

JAMES G. GENDELMAN
MUNISH MALHOTRA, CFA
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to September 30, 2004 and from October 2011 through September 2012, the performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

September 30, 2012 (Unaudited)

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.56%	NET ASSETS $134,221,088	NET ASSET VALUE PER SHARE $12.50

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	ROCHE HOLDING AG	2.79%
	NESTLÉ S.A.	2.76%
	LYONDELLBASELL INDUSTRIES N.V. - CL. A	2.72%
	STANDARD CHARTERED PLC	2.53%
	ANHEUSER-BUSCH INBEV N.V.	2.53%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2012 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the International Opportunities Fund (for the period prior to September 30, 2004 and from October 2011 through September 2012) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning October 2004 through December 2005, performance returns for the International Opportunities Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on September 30, 2002. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Rolls-Royce Holdings PLC*	156,477	$2,130,084	1.59%

Alternative Carriers
Ziggo N.V.	69,334	2,357,078	1.76

Apparel Retail
Industria de Diseno Textile S.A. (Inditex)	11,067	1,374,238	1.02

Apparel, Accessories & Luxury Goods
Adidas A.G.	24,506	2,010,413	1.50
Swatch Group AG	3,220	1,284,576	0.95
		3,294,989	2.45
Automobile Manufacturers
Bayerische Motoren Werke AG	36,237	2,650,091	1.97
Honda Motor Co., Ltd.	88,600	2,721,350	2.03
		5,371,441	4.00
Brewers
Anheuser-Busch InBev N.V.	39,969	3,398,634	2.53

Cable & Satellite
British Sky Broadcasting Group PLC	281,317	3,377,501	2.52
Kabel Deutschland Holding AG*	42,898	3,060,048	2.28
		6,437,549	4.80
Casinos & Gaming
Wynn Resorts Ltd.	20,583	2,376,101	1.77

Computer Storage & Peripherals
Seagate Technology PLC	68,993	2,138,783	1.59

Department Stores
Next PLC	25,296	1,409,255	1.05

Distillers & Vintners
Diageo PLC	102,343	2,874,757	2.14
Pernod-Ricard S.A.	24,905	2,794,283	2.08
		5,669,040	4.22
Diversified Banks
Barclays PLC	570,497	1,979,280	1.48
BNP Paribas	40,795	1,938,625	1.44
Grupo Financiero Santander Mexico S.A.B. de C.V. Series B ADR*	165,686	2,269,898	1.69
Standard Chartered PLC	150,432	3,400,845	2.53
		9,588,648	7.14
Diversified Real Estate Activities
Hang Lung Properties Ltd.	561,000	1,917,256	1.43
Sumitomo Realty & Development Co., Ltd.	60,000	1,593,029	1.19
		3,510,285	2.62
Electrical Components & Equipment
Schneider Electric S.A.	20,373	1,205,735	0.90

Electronic Components
HOYA CORPORATION	88,500	1,944,868	1.45

Health Care Equipment
Elekta AB - B Shares	112,384	1,484,185	1.11

COMMON STOCKS (continued)
Hotels, Resorts & Cruise Lines
InterContinental Hotels Group PLC	80,859	$2,115,251	1.58%

Industrial Machinery
FANUC Corporation	16,000	2,579,190	1.92

Integrated Telecommunication Services
China Unicom Hong Kong Ltd.	1,598,000	2,621,412	1.95

Internet Retail
Rakuten, Inc.	315,600	3,215,044	2.40

Internet Software & Services
Baidu, Inc. Spon. ADR*	26,264	3,068,161	2.28
MercadoLibre, Inc.	23,702	1,956,600	1.46
Yandex N.V. - Cl. A*	92,973	2,241,579	1.67
		7,266,340	5.41
IT Consulting & Other Services
Accenture plc - Cl. A	35,961	2,518,349	1.88

Life & Health Insurance
AIA Group Ltd.	829,400	3,075,199	2.29

Movies & Entertainment
Imax Corporation*	44,526	886,513	0.66

Office Electronics
Canon, Inc.	75,600	2,416,991	1.80

Oil & Gas Exploration & Production
CNOOC Ltd.	647,800	1,326,670	0.99
Tullow Oil PLC	123,706	2,736,717	2.04
		4,063,387	3.03
Packaged Foods & Meats
Danone S.A.	22,932	1,411,848	1.05
Nestlé S.A.	58,625	3,696,398	2.76
		5,108,246	3.81
Pharmaceuticals
Novo Nordisk A/S - B Shares	19,211	3,034,884	2.26
Perrigo Company	25,008	2,905,180	2.16
Roche Holding AG	20,039	3,743,596	2.79
Shire PLC	92,350	2,705,159	2.02
		12,388,819	9.23
Railroads
Canadian National Railway Company	22,797	2,011,379	1.50

Real Estate Operating Companies
BR Malls Participacoes S.A.	170,100	2,361,976	1.76

Restaurants
Whitbread PLC	64,922	2,377,680	1.77

Retail REITs
Unibail-Rodamco S.E.	7,898	1,574,160	1.17

Semiconductor Equipment
ASML Holding N.V.	23,828	1,273,493	0.95

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Semiconductors
ARM Holdings PLC	219,015	$2,033,575	1.52%
Samsung Electronics Co., Ltd.	2,599	3,147,539	2.34
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	129,601	2,050,288	1.53
		7,231,402	5.39
Specialty Chemicals
LyondellBasell Industries N.V. - Cl. A	70,749	3,654,893	2.72

Systems Software
Check Point Software Technologies Ltd.*	64,776	3,119,612	2.32

Trading Companies & Distributors
Marubeni Corporation	202,000	1,289,031	0.96

Wireless Telecommunication Services
Millicom International Cellular S.A.	30,051	2,788,346	2.08

TOTAL COMMON STOCKS
(Cost $107,552,115)		129,627,626	96.58

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	6,004,273	6,004,273	4.47

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,004,273)		6,004,273	4.47

TOTAL INVESTMENTS
(Cost $113,556,388)		135,631,899	101.05

Liabilities, Less Cash and Other Assets		(1,410,811)	(1.05)

NET ASSETS		$134,221,088	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Argentina	$1,956,600	1.44%
Belgium	3,398,634	2.51
Brazil	2,361,976	1.74
Canada	2,897,892	2.14
China/Hong Kong	12,008,698	8.86
Denmark	3,034,884	2.24
France	8,924,651	6.58
Germany	7,720,552	5.69
Ireland	7,362,291	5.43
Israel	3,119,612	2.30
Japan	15,759,503	11.62
Luxembourg	2,788,346	2.06
Mexico	2,269,898	1.67
Netherlands	7,285,464	5.37
Russia	2,241,579	1.65
South Korea	3,147,539	2.32
Spain	1,374,238	1.01
Sweden	1,484,185	1.09
Switzerland	8,724,570	6.43
Taiwan	2,050,288	1.51
United Kingdom	24,434,945	18.02
United States(1)	11,285,554	8.32
	$135,631,899	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

FLEXIBLE CAPITAL FUND

INVESTMENT REVIEW BY MUNISH MALHOTRA AND JORDON LAYCOB (UNAUDITED)

The Marsico Flexible Capital Fund posted a total return of +31.63% for the one-year fiscal period ended September 30, 2012. The Fund modestly outperformed the S&P 500 Index, which we consider to be the Fund’s benchmark index and which had a total return of +30.20%. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended September 30, 2012.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

The Fund’s performance during the one-year fiscal period ended September 30, 2012 benefitted primarily from strong stock selection in the Information Technology sector. The Fund’s Information Technology holdings posted a collective return of +71%, while the S&P 500 Index Information Technology sector returned +32%. SolarWinds, Inc., a developer of network management tools, surged +155%. Apple, Inc., one of the Fund’s largest individual holdings for much of the fiscal year, gained +76% and was another meaningful contributor to performance.

Stock selection in the Materials and Energy sectors bolstered performance. Chemical materials manufacturer LyondellBasell Industries N.V. – Cl. A rose +112%. In the Energy sector, natural gas producer Targa Resources Corporation (+52% prior to being sold) enhanced performance.

Several other individual holdings, spanning a variety of industries, contributed positively to the Fund’s one-year return. These included discount retailer The TJX Companies, Inc. (+63%) and financials holdings U.S. Bancorp (+49%) and Capital One Financial Corporation (+43%).

The Fund benefitted from having overweight allocations to the Consumer Discretionary and Financials sectors, as these were the strongest-performing sectors of the benchmark index. The Fund was also aided by avoiding investments in the weak-performing Utilities sector.

The main detractor from the Fund’s performance was stock selection in the Consumer Discretionary sector. Deckers Outdoor Corporation, manufacturer of UGG and Teva-brand shoes, slid -61% and was sold from the Fund. Vacation rental online services company HomeAway, Inc. (-30% prior to being sold), media company British Sky Broadcasting Group PLC (+13%), and autoparts retailer AutoZone, Inc. (+16%) each posted returns that were considerably lower than the benchmark index.

Green Mountain Coffee Roasters, Inc. dropped -52% prior to being sold from the Fund during the period. Other holdings having a material, adverse effect on relative performance despite positive returns included Netherlands-based global industrial technology firm Sensata Technologies Holding N.V. (+15% prior to being sold) and Jardine Matheson Holdings Ltd., a diversified business group focused principally on Asia (+16% prior to being sold).

An elevated cash level, which we maintain as a buying reserve and as a defensive measure against adverse market conditions, was a further detractor to performance. Cash and cash equivalents averaged approximately 9% of the Fund’s net assets during the one-year period. The Fund’s elevated cash and a modest allocation to fixed-income securities had a dampening effect to some degree on performance results during a time of generally stronger equity returns. (The index holds no cash or fixed income securities.)

FLEXIBLE CAPITAL FUND

During the period, the Fund increased its allocations to the Financials and Consumer Discretionary sectors. Exposure to the Consumer Staples and Industrials sectors were reduced.

As previously reported to shareholders, former portfolio manager A. Douglas Rao left Marsico Capital Management, LLC effective July 20, 2012, and Munish Malhotra and Jordon Laycob were appointed co-managers of the Marsico Flexible Capital Fund.

The Flexible Capital Fund has, during various periods since its inception, tended to have a relatively high portfolio turnover level. This is attributable in part to the Fund’s investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, preserve capital or limit losses.

Fiscal Period-End Investment Posture

As of September 30, 2012, the Fund’s primary economic sector allocations included Consumer Discretionary, Financials, and Information Technology. At period-end, the Fund had no exposure to the Utilities sector. During the period, the Fund’s investments emphasized investments in equity securities of US and foreign securities that we considered to be attractively valued. The Fund also held a few investments in fixed-income and preferred securities that we believed to offer equity-like return potential.

Sincerely,

MUNISH MALHOTRA, CFA
JORDON S. LAYCOB
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to February 1, 2011, the performance returns for the Flexible Capital Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

FLEXIBLE CAPITAL FUND OVERVIEW

September 30, 2012 (Unaudited)

The Flexible Capital Fund invests primarily in equity securities and other investments that are selected primarily for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments.

TOTAL ANNUAL OPERATING EXPENSES* 1.41%	NET ASSETS $590,293,485	NET ASSET VALUE PER SHARE $15.79

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	APPLE, INC.	7.24%
	EXPRESS SCRIPTS HOLDING COMPANY	3.28%
	AUTOZONE, INC.	3.10%
	THE TJX COMPANIES, INC.	2.81%
	W.W. GRAINGER, INC.	2.76%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2012 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	The performance returns for the Flexible Capital Fund (for the period prior to February 1, 2011) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2)	This chart assumes an initial investment of $10,000 made on December 29, 2006 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
TransDigm, Inc.*	62,949	$8,930,575	1.51%

Alternative Carriers
Ziggo N.V.	329,486	11,201,203	1.90

Apparel Retail
The TJX Companies, Inc.	369,984	16,571,583	2.81

Application Software
SolarWinds, Inc.*	106,764	5,951,025	1.01

Asset Management & Custody Banks
CETIP S.A. - Mercados Organizado	224,200	2,941,778	0.50

Automobile Manufacturers
Bayerische Motoren Werke AG	108,165	7,910,342	1.34
Tesla Motors, Inc.*	203,216	5,950,165	1.01
		13,860,507	2.35
Automotive Retail
AutoZone, Inc.*	49,491	18,295,338	3.10

Broadcasting
Television Broadcasts Ltd.	736,000	5,443,555	0.92

Cable & Satellite
British Sky Broadcasting Group PLC	461,816	5,544,578	0.94
Liberty Global, Inc. - Cl. A*	199,313	12,108,265	2.05
		17,652,843	2.99
Catalog Retail
Liberty Interactive Corporation - Cl. A*	582,337	10,773,235	1.82

Communications Equipment
QUALCOMM, Inc.	172,966	10,808,645	1.83

Computer Hardware
Apple, Inc.	64,034	42,727,327	7.24

Computer Storage & Peripherals
Seagate Technology PLC	174,971	5,424,101	0.92

Consumer Finance
Capital One Financial Corporation	243,749	13,896,131	2.35

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	68,850	9,245,178	1.57

Distillers & Vintners
Constellation Brands, Inc. - Cl. A*	162,655	5,261,889	0.89

Diversified Banks
Grupo Financiero Santander Mexico S.A.B. de C.V. Series B ADR*	451,908	6,191,140	1.05
Standard Chartered PLC	260,433	5,887,658	1.00
U.S. Bancorp	463,391	15,894,311	2.69
Wells Fargo & Company	162,120	5,598,004	0.95
		33,571,113	5.69
COMMON STOCKS (continued)
Diversified Real Estate Activities
Hang Lung Properties Ltd.	2,477,000	$8,465,318	1.43%

Food Retail
Natural Grocers by Vitamin Cottage, Inc.*	78,500	1,752,120	0.30

Footwear
NIKE, Inc. - Cl. B	125,842	11,943,664	2.02

Health Care Services
Express Scripts Holding Company*	308,957	19,362,335	3.28

Home Improvement Retail
Lowe's Companies, Inc.	535,314	16,187,895	2.74

Industrial Machinery
Stanley Black & Decker, Inc.	204,785	15,614,856	2.64

Internet Retail
Liberty Ventures Series A	30,886	1,533,181	0.26
priceline.com, Inc.*	18,045	11,164,983	1.89
		12,698,164	2.15
Internet Software & Services
Equinix, Inc.*	28,499	5,872,219	0.99
Google, Inc. - Cl. A*	8,568	6,464,556	1.10
		12,336,775	2.09
Investment Banking & Brokerage
Greenhill & Co., Inc.	115,819	5,993,633	1.02

IT Consulting & Other Services
Accenture plc - Cl. A	186,169	13,037,415	2.21

Life & Health Insurance
AIA Group Ltd.	3,198,800	11,860,318	2.01

Managed Health Care
Odontoprev S.A.	846,600	4,739,874	0.80

Movies & Entertainment
Viacom, Inc. - Cl. B	223,308	11,967,076	2.03

Oil & Gas Equipment & Services
Halliburton Company	313,523	10,562,590	1.79

Oil & Gas Exploration & Production
Concho Resources, Inc.*	61,219	5,800,500	0.98

Oil & Gas Storage & Transportation
Kinder Morgan, Inc.	416,519	14,794,755	2.51

Pharmaceuticals
Abbott Laboratories	174,147	11,939,518	2.02

Real Estate Operating Companies
BR Malls Participacoes S.A.	361,300	5,016,942	0.85
Global Logistic Properties Ltd.	5,804,000	11,870,958	2.01
		16,887,900	2.86

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS (continued)
September 30, 2012

	Number of Shares/ Par Value	Value	Percent of Net Assets
COMMON STOCKS (continued)
Restaurants
Bloomin' Brands, Inc.*	437,372	$7,194,770	1.22%

Retail REITs
Unibail-Rodamco S.E.	42,980	8,566,396	1.45

Specialty Chemicals
LyondellBasell Industries N.V. - Cl. A	247,571	12,789,518	2.17

Specialty Stores
GNC Holdings, Inc. - Cl. A	279,580	10,895,233	1.85

Trading Companies & Distributors
W.W. Grainger, Inc.	78,158	16,285,783	2.76

TOTAL COMMON STOCKS
(Cost $405,112,017)		494,232,432	83.73

CORPORATE BONDS
Aerospace & Defense
TransDigm, Inc., 7.750%, 12/15/18	$4,256,000	4,702,880	0.80

Casinos & Gaming
Marina District Finance Company, Inc., 9.500%, 10/15/15	$2,855,000	2,879,981	0.49

Real Estate Services
CB Richard Ellis Services, Inc., 11.625%, 6/15/17	$5,613,000	6,286,560	1.06

Research & Consulting Services
Nielsen Finance Co., 7.750%, 10/15/18	$1,434,000	1,616,835	0.27

Wireless Telecommunication Services
Crown Castle International Corp., 7.125%, 11/1/19	$7,392,000	8,020,320	1.36

TOTAL CORPORATE BONDS
(Cost $22,338,637)		23,506,576	3.98

INTERNATIONAL BONDS
Alternative Carriers
Ziggo Bond Co. 144A, 8.000%, 5/15/18	€1,963,000	$2,768,502	0.47

TOTAL INTERNATIONAL BONDS
(Cost $2,604,220)		2,768,502	0.47

PREFERRED STOCKS
Thrifts & Mortgage Finance
First Niagara Financial Group, Inc., 8.625%	212,799	6,224,371	1.05

TOTAL PREFERRED STOCKS
(Cost $5,319,975)		6,224,371	1.05

	Number of Shares/ Rights/Units/ Warrants	Value	Percent of Net Assets
RIGHTS
Internet Retail
Liberty Ventures Series A, Expiration Date: October 9, 2012*	10,296	$139,408	0.02%

TOTAL RIGHTS
(Cost $121,953)		139,408	0.02

UNITS
Marine Ports & Services
Hutchison Port Holdings Trust - Cl. U	7,449,000	5,400,525	0.92

TOTAL UNITS
(Cost $5,541,854)		5,400,525	0.92

WARRANTS
Oil & Gas Storage & Transportation
Kinder Morgan, Inc., Strike Price: $40.00, Expiration Date: May 25, 2017*	277,141	967,222	0.16

TOTAL WARRANTS
(Cost $527,954)		967,222	0.16

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	60,441,619	60,441,619	10.24

TOTAL SHORT-TERM INVESTMENTS
(Cost $60,441,619)		60,441,619	10.24

TOTAL INVESTMENTS
(Cost $502,008,229)		593,680,655	100.57

Liabilities, Less Cash and Other Assets		(3,387,170)	(0.57)

NET ASSETS		$590,293,485	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Brazil	$12,698,594	2.14%
China/Hong Kong	31,169,716	5.25
France	8,566,396	1.44
Germany	7,910,342	1.33
Ireland	18,461,516	3.11
Mexico	6,191,140	1.04
Netherlands	26,759,223	4.51
Singapore	11,870,958	2.00
United Kingdom	11,432,236	1.93
United States(1)	458,620,534	77.25
	$593,680,655	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY TOM MARSICO AND JIM GENDELMAN (UNAUDITED)

The Marsico Global Fund posted a total return of (US$) +27.04% for the one-year fiscal period ended September 30, 2012. The Fund’s return strongly surpassed that of the MSCI All Country World Index (“MSCI ACWI Index”), which we consider to be the Fund’s benchmark index and which had a total return of (US$) +20.98%. The MSCI ACWI Index measures equity market performance in the global developed and emerging markets. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended September 30, 2012.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors.

The Global Fund’s significant outperformance versus the MSCI ACWI Index for the one-year period was led by strong stock selection and positioning in the Information Technology and Consumer Discretionary sectors. The Fund’s Information Technology holdings posted a collective return of +56%. Apple, Inc., one of the Fund’s largest holdings for much of the fiscal year, soared +73%. Other top-performing holdings within the sector included Latin American e-commerce platform MercadoLibre, Inc. (+54%) and Millennial Media, Inc. The Fund purchased Millennial Media, Inc., a mobile advertising company, at its initial public offering. The position was sold from the Fund after the company’s stock price appreciated by nearly 100%. The Fund also benefitted from having an overweight posture in the Information Technology sector, as it was a strong-performing sector of the benchmark index.

Similarly, the Fund was aided by stock selection and an overweight allocation to the Consumer Discretionary sector, which was another leading sector of the benchmark index. Luxury goods providers Prada S.p.A. (+61% prior to being sold) and Compagnie Financière Richemont SA (+16% before being sold) appreciated nicely. Retailer The Home Depot, Inc. (+50%), hospitality company Starwood Hotels & Resorts Worldwide, Inc. (+51%), and online travel reservations company priceline.com, Inc. (+34%) also posted signficant stock price gains.

The Fund held several individual positions whose returns exceeded the returns of pertinent sectors or industries in the benchmark index. These included health care surgical systems manufacturer Intuitive Surgical, Inc. (+27%) and beverage company Anheuser-Busch InBev N.V. (+46%).

Utilities and Materials were poor performing sectors of the Fund’s benchmark index. The Fund did well by having underweight allocations to both sectors.

Active currency management is not a central facet of the Fund’s investment process, but fluctuations in major world currencies can affect performance. During this one-year period, the Fund’s performance was dampened by having no exposure to companies whose securities trade in the Australian dollar, and few investments in securities denominated in the Canadian dollar, as both currencies strengthened. A portion of this negative impact was offset by having few investments in securities tied to the Japanese yen which weakened during the first half of the reporting period.

The Fund, as is typically the case, held a modest level of cash during the period. Though the cash position averaged approximately 5% of net assets, having even a modest amount of uninvested cash weighed on performance to a degree during the period of sharply higher equity returns.

GLOBAL FUND

Stock selection in the Industrials sector materially detracted from performance. The Fund’s Industrials positions posted a collective return of +7%, a result that trailed the +21% return of the benchmark index sector. Japanese automation company FANUC Corporation slipped -14% prior to being sold, and aerospace component company Precision Castparts Corp. gained a modest +5%.

Similarly, the Fund’s holdings in the Energy sector posted results that lagged the return of the benchmark index. Oilfield services companies Halliburton Company and Schlumberger Ltd. eked out returns of just +0.8% and +0.2%, respectively, during the periods they were held by the Fund.

Certain individual positions struggled. The Fund purchased shares of Facebook, Inc. – Cl. A during its initial public offering. Facebook’s stock price slid -39% prior to being sold from the Fund. Online retailer Amazon.com, Inc. (-19% prior to being sold), media company British Sky Broadcasting Group PLC (-5%), and food products company Danone S.A. (-6%) also posted negative returns.

The Global Fund has, during various periods since its inception, tended to have a relatively high portfolio turnover level. This is attributable in part to the Fund’s investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, preserve capital or limit losses.

Fiscal Period-End Investment Posture

As of September 30, 2012, the Fund’s primary economic sector allocations were Consumer Discretionary, Consumer Staples, Information Technology, and Health Care. The Fund had no investments in the Utilities and Telecommunication Services sectors. The Fund’s most significant country allocations were the US, Switzerland, Netherlands, Belgium, and China/Hong Kong.

Sincerely,

THOMAS F. MARSICO
JAMES G. GENDELMAN
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to January 1, 2009, from April 2009 through May 2009, and from January 2012 through September 2012, the performance returns for the Global Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the one-month period of June 2009, performance returns for the Global Fund would have been higher but for the reimbursement of fees waived previously. A redemption fee of 2% may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. Please see the Prospectus for more information.

GLOBAL FUND OVERVIEW

September 30, 2012 (Unaudited)

The Global Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund invests in the securities of companies of any size that are economically tied to any countries or markets throughout the world, including the securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the US or doing business outside the US (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the US, that encompass not less than three different countries overall. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.60%	NET ASSETS $54,195,443	NET ASSET VALUE PER SHARE $11.51

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	APPLE, INC.	8.04%
	ANHEUSER-BUSCH INBEV N.V.	5.15%
	ROCHE HOLDING AG	4.57%
	ACCENTURE PLC - CL. A	3.94%
	WYNN MACAU LTD.	3.79%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2012 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares held for 30 days or less.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the Global Fund (for the period prior to January 1, 2009, from April 2009 through May 2009 and from January 2012 through September 2012) reflect a fee waiver in effect; in absence of such a waiver, the returns would be reduced. For the one-month period June 2009, performance returns for the Global Fund would have been higher but for reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on June 29, 2007 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Precision Castparts Corp.	8,901	$1,453,889	2.68%

Apparel Retail
Industria de Diseno Textile S.A. (Inditex)	14,510	1,801,770	3.33
The TJX Companies, Inc.	38,736	1,734,985	3.20
		3,536,755	6.53
Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	12,884	952,643	1.76

Automobile Manufacturers
Tesla Motors, Inc.*	13,318	389,951	0.72

Brewers
Anheuser-Busch InBev N.V.	32,831	2,791,677	5.15

Cable & Satellite
British Sky Broadcasting Group PLC	45,759	549,384	1.01
Kabel Deutschland Holding AG*	16,673	1,189,337	2.20
		1,738,721	3.21
Casinos & Gaming
Wynn Macau Ltd.	758,675	2,054,691	3.79

Computer Hardware
Apple, Inc.	6,531	4,357,875	8.04

Computer Storage & Peripherals
Fusion-io, Inc.*	37,295	1,128,920	2.08

Diversified Banks
Grupo Financiero Santander Mexico S.A.B. de C.V. Series B ADR*	50,280	688,836	1.27
Wells Fargo & Company	47,483	1,639,588	3.03
		2,328,424	4.30
Electrical Components & Equipment
Sensata Technologies Holding N.V.*	33,909	1,009,471	1.86

Food Retail
Jeronimo Martins SGPS, S.A.	66,719	1,113,298	2.05

Footwear
NIKE, Inc. - Cl. B	17,604	1,670,796	3.08

Health Care Equipment
Intuitive Surgical, Inc.*	3,969	1,967,155	3.63

Home Improvement Retail
The Home Depot, Inc.	30,523	1,842,674	3.40

Hotels, Resorts & Cruise Lines
Starwood Hotels & Resorts Worldwide, Inc.	7,642	442,930	0.82

Hypermarkets & Super Centers
PriceSmart, Inc.	7,301	552,832	1.02

Integrated Oil & Gas
Royal Dutch Shell PLC - A Shares	47,125	1,629,009	3.00

COMMON STOCKS (continued)
Internet Retail
priceline.com, Inc.*	1,602	$991,205	1.83%

Internet Software & Services
Baidu, Inc. Spon. ADR*	5,006	584,801	1.08
MercadoLibre, Inc.	8,742	721,652	1.33
		1,306,453	2.41
IT Consulting & Other Services
Accenture plc - Cl. A	30,493	2,135,425	3.94

Oil & Gas Equipment & Services
Halliburton Company	21,068	709,781	1.31
Schlumberger Ltd.	13,915	1,006,472	1.86
		1,716,253	3.17
Other Diversified Financial Services
Citigroup, Inc.	24,828	812,372	1.50

Packaged Foods & Meats
Danone S.A.	25,132	1,547,295	2.85
Mead Johnson Nutrition Company	19,569	1,434,016	2.65
Nestlé S.A.	23,969	1,511,283	2.79
		4,492,594	8.29
Pharmaceuticals
Novo Nordisk A/S - B Shares	6,642	1,049,279	1.94
Perrigo Company	8,069	937,376	1.73
Roche Holding AG	13,268	2,478,668	4.57
		4,465,323	8.24
Real Estate Operating Companies
BR Malls Participacoes S.A.	134,100	1,862,087	3.44

Restaurants
Chipotle Mexican Grill, Inc.*	1,706	541,723	1.00
Starbucks Corporation	34,311	1,741,284	3.21
		2,283,007	4.21
Trading Companies & Distributors
W.W. Grainger, Inc.	5,642	1,175,624	2.17

TOTAL COMMON STOCKS
(Cost $37,358,372)		52,202,054	96.32

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	1,540,519	1,540,519	2.84

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,540,519)		1,540,519	2.84

TOTAL INVESTMENTS
(Cost $38,898,891)		53,742,573	99.16

Cash and Other Assets, Less Liabilities		452,870	0.84

NET ASSETS		$54,195,443	100.00%

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Argentina	$721,652	1.34%
Belgium	2,791,677	5.20
Brazil	1,862,087	3.47
Canada	952,643	1.78
China/Hong Kong	2,639,492	4.91
Denmark	1,049,279	1.95
France	1,547,295	2.88
Germany	1,189,337	2.21
Ireland	2,135,425	3.97
Mexico	688,836	1.28
Netherlands	3,644,952	6.78
Portugal	1,113,298	2.07
Spain	1,801,770	3.35
Switzerland	3,989,951	7.43
United Kingdom	549,384	1.02
United States(1)	27,065,495	50.36
	$53,742,573	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2012

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $713,663, $482,667, $262,111, $113,556, $502,008, and $38,899, respectively)	$967,626	$670,676
Cash	—	—
Foreign currency (cost $0, $0, $0, $18, $0, and $0, respectively)	—	—
Receivable for investments sold	4,733	20,494
Receivable for capital stock sold	274	47
Interest and dividends receivable	657	432
Prepaid expenses and other assets	840	586
Total Assets	974,130	692,235

LIABILITIES
Payable for investments purchased	—	11,859
Payable for capital stock redeemed	4,610	643
Payable to investment adviser	682	483
Accrued transfer agent fees and expenses	157	102
Accrued trustees' fees	810	554
Accrued printing expenses	61	42
Accrued distribution fee	1,665	1,059
Accrued professional fees	91	63
Accrued expenses and other liabilities	44	37
Total Liabilities	8,120	14,842

NET ASSETS	$966,010	$677,393

NET ASSETS CONSIST OF
Paid-in-capital	$652,096	$485,040
Undistributed net investment income (accumulated net investment loss)	(231)	384
Accumulated net realized gain (loss) on investments, foreign currency transactions and forward foreign currency contracts	60,020	3,849
Net unrealized appreciation on investments and foreign currency translations	254,125	188,120
NET ASSETS	$966,010	$677,393

SHARES OUTSTANDING, $0.001 par value (Unlimited shares authorized)	48,262	30,845

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$20.02	$21.96

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND	MARSICO GLOBAL FUND

$350,158	$135,632	$593,681	$53,743
—	9	—	—
—	18	—	—
10,167	1,082	4,440	1,201
21	5	1,418	—
130	328	1,103	55
508	350	849	427
360,984	137,424	601,491	55,426

4,600	2,222	8,885	641
417	328	608	19
253	85	402	36
71	38	91	11
486	331	822	411
26	9	29	4
501	143	285	86
39	13	43	6
46	34	33	17
6,439	3,203	11,198	1,231

$354,545	$134,221	$590,293	$54,195

$856,042	$249,873	$488,152	$44,939
(1,830)	(215)	(295)	(380)
(587,782)	(137,516)	10,497	(5,310)
88,115	22,079	91,939	14,946
$354,545	$134,221	$590,293	$54,195

24,897	10,736	37,377	4,710

$14.24	$12.50	$15.79	$11.51

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED September 30, 2012

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $0, $4, $25, $251, $225, and $37, respectively of non-reclaimable foreign withholding taxes)	$14,848	$10,752
Interest	5	—
Total Investment Income	14,853	10,752

EXPENSES
Investment advisory fees	8,785	6,096
Distribution fees	2,584	1,793
Transfer agent fees and expenses	1,271	812
Trustees' fees and expenses	286 (1)	195	(1)
Professional fees	260	178
Fund administration fees	199	182
Custody and fund accounting fees	186	175
Printing and postage expenses	159	120
Miscellaneous	112	80
Federal and state registration fees	40	52
Total Expenses	13,882	9,683
Less waiver of expenses and expenses paid indirectly	(1)	(1)
Net Expenses	13,881	9,682

NET INVESTMENT INCOME (LOSS)	972	1,070

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	98,278	69,072
Net realized gain (loss) on foreign currency transactions and forward foreign currency contracts	(501)	31
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	129,020	92,018
Change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	—

Net Gain on Investments	226,797	161,121

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$227,769	$162,191

(1)
Amounts include trustees’ fees and expenses and the mark to market unrealized appreciation during the period for shares held in the Trustees’ Deferred Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Appreciation*
Focus Fund	$157,969	$128,419
Growth Fund	108,186	87,056
21st Century Fund	66,712	77,146
International Opportunities Fund	20,358	39,967
Flexible Capital Fund	71,928	162,761
Global Fund	12,885	69,330

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

$4,842	$2,765	$5,803		$911
—	—	2,052		—
4,842	2,765	7,855		911

3,727	1,243	4,173		607
1,096	366	1,227		178
670	271	720		105
144 (1)	60 (1)	235	(1)	82 (1)
112	35	118		22
154	118	159		80
124	231	175		89
89	30	94		10
55	30	48		16
31	24	86		22
6,202	2,408	7,035		1,211
—	(68)	—		(69)
6,202	2,340	7,035		1,142

(1,360)	425	820		(231)

14,722	4,076	38,397		11,459
(71)	(1,780)	(2,159)		585
95,147	22,082	90,708		7,662
—	573	—		—

109,798	24,951	126,946		19,706

$108,438	$25,376	$127,766		$19,475

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11

OPERATIONS:
Net investment income (loss)	$972	$(537)	$1,070	$252
Net realized gain (loss) on investments	98,278	255,864	69,072	177,608
Net realized gain on written option contracts	—	—	—	—
Net realized gain (loss) on foreign currency transactions and forward foreign currency contracts	(501)	1	31	2
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	129,020	(196,092)	92,018	(122,967)
Change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	—	—	—

Net increase (decrease) in net assets resulting from operations	227,769	59,236	162,191	54,895

DISTRIBUTIONS:
Net investment income	—	—	(292)	(473)
Net realized gains	—	—	—	—
Total distributions	—	—	(292)	(473)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares	128,626	189,852	114,581	259,237
Proceeds from reinvestment of distributions	—	—	283	459
Redemption fees	12	20	31	126
Redemption of shares	(326,779)	(764,603)	(266,326)	(530,372)

Net increase (decrease) from capital share transactions	(198,141)	(574,731)	(151,431)	(270,550)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,628	(515,495)	10,468	(216,128)

NET ASSETS:
Beginning of Period	936,382	1,451,877	666,925	883,053

End of Period	$966,010	$936,382	$677,393	$666,925

Undistributed net investment income (Accumulated net investment loss)	$(231)	$(1,177)	$384	$(389)

TRANSACTIONS IN SHARES:
Shares sold	6,837	10,628	5,547	13,436
Shares issued in reinvestment of distributions	—	—	15	24
Shares redeemed	(17,206)	(43,949)	(12,976)	(27,027)

NET INCREASE (DECREASE)	(10,369)	(33,321)	(7,414)	(13,567)

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11

$(1,360)	$(2,365)	$425	$(620)	$820	$2,669	$(231)	$(601)
14,722	103,526	4,076	50,008	38,397	(24,643)	11,459	8,558
—	—	—	—	—	394	—	—
(71)	1,073	(1,780)	12,543	(2,159)	263	585	750
95,147	(122,551)	22,082	(75,336)	90,708	(15,219)	7,662	(17,624)
—	—	573	(573)	—	—	—	—

108,438	(20,317)	25,376	(13,978)	127,766	(36,536)	19,475	(8,917)

—	—	—	(6,560)	(1,878)	(2,289)	—	(1,099)
—	—	—	—	—	(677)	—	—
—	—	—	(6,560)	(1,878)	(2,966)	—	(1,099)

15,514	75,136	12,020	52,453	297,142	681,461	14,965	45,443
—	—	—	6,365	1,728	2,776	—	1,044
6	7	1	16	51	100	6	11
(264,895)	(316,782)	(57,031)	(243,457)	(243,661)	(368,035)	(88,272)	(44,562)

(249,375)	(241,639)	(45,010)	(184,623)	55,260	316,302	(73,301)	1,936

(140,937)	(261,956)	(19,634)	(205,161)	181,148	276,800	(53,826)	(8,080)

495,482	757,438	153,855	359,016	409,145	132,345	108,021	116,101

$354,545	$495,482	$134,221	$153,855	$590,293	$409,145	$54,195	$108,021

$(1,830)	$(549)	$(215)	$(1,314)	$(295)	$801	$(380)	$(128)

1,159	5,255	995	3,983	20,642	50,035	1,416	4,175
—	—	—	488	136	207	—	96
(19,866)	(22,839)	(4,765)	(18,537)	(17,362)	(27,335)	(8,634)	(4,071)

(18,707)	(17,584)	(3,770)	(14,066)	3,416	22,907	(7,218)	200

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO FOCUS FUND
For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/08

Net Asset Value, Beginning of Period	$15.97	$15.79	$14.38	$15.43	$21.75

Income from Investment Operations:
Net investment income (loss)	0.02	(0.02)	(0.01)	0.04	0.08
Net realized and unrealized gains (losses) on investments	4.03	0.20	1.45	(0.99)	(4.60)

Total from investment operations	4.05	0.18	1.44	(0.95)	(4.52)

Distributions & Other:
Net investment income	—	—	(0.03)	(0.09)	—
Tax return of capital	—	—	—	—	—
Net realized gains	—	—	—	(0.01)	(1.80)
Redemption fees [See Note 2(h)]	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	—	—	(0.03)	(0.10)	(1.80)

Net Asset Value, End of Period	$20.02	$15.97	$15.79	$14.38	$15.43

Total Return	25.36%	1.14%	10.02%	(5.98)%	(22.69)%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$966,010	$936,382	$1,451,877	$2,001,041	$3,430,813

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.34%	1.33%	1.33%	1.31%	1.21%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.09%	(0.04)%	(0.06)%	0.27%	0.41%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.34%	1.33%	1.33%	1.31%	1.21%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.09%	(0.04)%	(0.06)%	0.27%	0.41%

Portfolio turnover rate	66%	82%	85%	90%	78%

(1)	Less than $0.01.

(2)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND					MARSICO 21st CENTURY FUND
Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09	Year Ended 9/30/08	Year Ended 9/30/12		Year Ended 9/30/11		Year Ended 9/30/10		Year Ended 9/30/09		Year Ended 9/30/08

$17.43	$17.04	$15.32	$16.73	$23.07	$11.36		$12.38		$11.56		$12.86		$18.07

0.03	— (1)	0.01	0.07	0.07	(0.06)		(0.06)		(0.08)		—	(1)	0.01
4.51	0.40	1.78	(1.38)	(5.69)	2.94		(0.96)		0.90		(1.27)		(4.48)

4.54	0.40	1.79	(1.31)	(5.62)	2.88		(1.02)		0.82		(1.27)		(4.47)

(0.01)	(0.01)	(0.07)	(0.09)	—	—		—		—		(0.01)		—
—	—	—	—	—	—		—		—		(0.02)		—
—	—	—	(0.01)	(0.72)	—		—		—		—		(0.74)
— (1)	— (1)	— (1)	— (1)	— (1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

(0.01)	(0.01)	(0.07)	(0.10)	(0.72)	—		—		—		(0.03)		(0.74)

$21.96	$17.43	$17.04	$15.32	$16.73	$14.24		$11.36		$12.38		$11.56		$12.86

26.04%	2.34%	11.75%	(7.74)%	(25.14)%	25.35%		(8.24)%		7.09%		(9.79)%		(25.83)%

$677,393	$666,925	$883,053	$1,193,231	$2,097,571	$354,545		$495,482		$757,438		$921,676		$1,853,435

1.35%	1.33%	1.33%	1.30%	1.24%	1.41%		1.37%		1.37%		1.37%		1.29%

0.15%	0.03%	0.04%	0.42%	0.33%	(0.31)%		(0.32)%		(0.60)%		0.06%		0.07%

1.35%	1.33%	1.33%	1.30%	1.24%	1.41%		1.37%		1.37%		1.37%		1.29%

0.15%	0.03%	0.04%	0.41%	0.33%	(0.31)%		(0.32)%		(0.60)%		0.06%		0.07%

65%	67%	67%	77%	72%	63	%(2)	86	%(2)	100	%(2)	135	%(2)	143	%(2)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO INTERNATIONAL OPPORTUNITIES FUND
For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/12		Year Ended 9/30/11		Year Ended 9/30/10		Year Ended 9/30/09		Year Ended 9/30/08

Net Asset Value, Beginning of Period	$10.61		$12.57		$11.86		$12.27		$20.10

Income from Investment Operations:
Net investment income (loss)	0.01		(0.22)		0.04		0.06		0.16
Net realized and unrealized gains (losses) on investments	1.88		(1.49)		0.72		(0.33)		(5.66)

Total from investment operations	1.89		(1.71)		0.76		(0.27)		(5.50)

Distributions & Other:
Net investment income	—		(0.25)		(0.05)		(0.14)		(0.18)
Net realized gains	—		—		—		—		(2.15)
Redemption fees [See Note 2(h)]	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)

Total distributions and other	—		(0.25)		(0.05)		(0.14)		(2.33)

Net Asset Value, End of Period	$12.50		$10.61		$12.57		$11.86		$12.27

Total Return	17.81%		(13.98)%		6.48%		(1.68)%		(30.95)%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$134,221		$153,855		$359,016		$450,926		$597,603

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.60%		1.56%		1.52%		1.48%		1.35%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.29%		(0.22)%		0.31%		0.54%		1.00%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.65%		1.56%		1.52%		1.48%		1.35%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	0.24%		(0.22)%		0.31%		0.54%		1.00%

Portfolio turnover rate	66	%(2)	103	%(2)	134	%(2)	108	%(2)	115	%(2)

(1)	Less than $0.01.

(2)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO FLEXIBLE CAPITAL FUND										MARSICO GLOBAL FUND
Year Ended 9/30/12		Year Ended 9/30/11		Year Ended 9/30/10		Year Ended 9/30/09		Year Ended 9/30/08		Year Ended 9/30/12		Year Ended 9/30/11		Year Ended 9/30/10		Year Ended 9/30/09		Year Ended 9/30/08

$12.05		$11.97		$9.65		$8.74		$11.32		$9.06		$9.90		$8.59		$8.87		$11.46

0.03		0.08		0.27		0.06		0.14		(0.07)		(0.05)		(0.05)		0.04		0.08
3.77		0.12		2.42		0.93		(1.93)		2.52		(0.70)		1.42		(0.24)		(2.46)

3.80		0.20		2.69		0.99		(1.79)		2.45		(0.75)		1.37		(0.20)		(2.38)

(0.06)		(0.09)		(0.37)		(0.08)		(0.35)		—		(0.09)		(0.06)		(0.08)		(0.05)
—		(0.03)		—		—		(0.44)		—		—		—		—		(0.17)
—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	0.01

(0.06)		(0.12)		(0.37)		(0.08)		(0.79)		—		(0.09)		(0.06)		(0.08)		(0.21)

$15.79		$12.05		$11.97		$9.65		$8.74		$11.51		$9.06		$9.90		$8.59		$8.87

31.63%		1.59%		28.68%		11.68%		(17.10)%		27.04%		(7.73)%		16.01%		(1.93)%		(21.13)%

$590,293		$409,145		$132,345		$31,331		$14,461		$54,195		$108,021		$116,101		$109,149		$82,543

1.43%		1.27%		0.75%		0.75%		0.75%		1.60%		1.48%		1.54%		1.40%		0.75%

0.17%		0.55%		1.33%		1.44%		1.15%		(0.32)%		(0.46)%		(0.57)%		0.52%		0.88%

1.43%		1.40%		1.73%		2.84%		1.71%		1.70%		1.48%		1.54%		1.58%		1.49%

0.17%		0.42%		0.35%		(0.65)%		0.19%		(0.42)%		(0.46)%		(0.57)%		0.34%		0.14%

121	%(2)	231	%(2)	146	%(2)	259	%(2)	207	%(2)	95	%(2)	93	%(2)	125	%(2)	185	%(2)	201	%(2)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2012

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, the Flexible Capital Fund commenced operations on December 29, 2006, and the Global Fund commenced operations on June 29, 2007. Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 21% of the Global Fund’s outstanding shares as of September 30, 2012.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)
Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Funds’ Board of Trustees and subject to review and determination of the appropriate price by the Adviser. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. The Funds recognize transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios had a fair valuation adjustment factor applied to their equity prices as of the end of the prior fiscal year and were categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end

NOTES TO FINANCIAL STATEMENTS

of the current fiscal year and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1. These securities represent the transfers between each of the three levels. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of September 30, 2012:

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Assets
Common Stocks
Consumer Discretionary	$282,985,499	$—	$—	$282,985,499
Consumer Staples	49,463,430	—	—	49,463,430
Energy	33,402,582	—	—	33,402,582
Financials	110,151,682	—	—	110,151,682
Health Care	157,103,900	—	—	157,103,900
Industrials	42,998,984	—	—	42,998,984
Information Technology	239,515,249	—	—	239,515,249
Materials	32,990,654	—	—	32,990,654
Short-term Investments	19,013,745	—	—	19,013,745
				$967,625,725
Marsico Growth Fund
Assets
Common Stocks
Consumer Discretionary	211,903,335	—	—	211,903,335
Consumer Staples	30,031,476	—	—	30,031,476
Energy	43,729,243	—	—	43,729,243
Financials	50,973,058	—	—	50,973,058
Health Care	83,256,475	—	—	83,256,475
Industrials	48,058,626	—	—	48,058,626
Information Technology	152,519,368	—	—	152,519,368
Materials	27,114,082	—	—	27,114,082
Preferred Stocks	10,015,640	—	—	10,015,640
Units	8,076,500	—	—	8,076,500
Short-term Investments	4,997,854	—	—	4,997,854
				$670,675,657
Marsico 21st Century Fund
Assets
Common Stocks
Consumer Discretionary	88,041,210	—	—	88,041,210
Consumer Staples	8,258,779	—	—	8,258,779
Energy	28,433,590	—	—	28,433,590
Financials	40,600,159	—	—	40,600,159
Health Care	42,339,982	—	—	42,339,982
Industrials	41,964,842	—	—	41,964,842
Information Technology	79,330,741	—	—	79,330,741
Materials	17,308,560	—	—	17,308,560
Short-term Investments	3,880,607	—	—	3,880,607
				$350,158,470
Marsico International Opportunities Fund
Assets
Common Stocks
Consumer Discretionary	28,858,061	—	—	28,858,061
Consumer Staples	14,175,920	—	—	14,175,920
Energy	4,063,387	—	—	4,063,387
Financials	20,110,268	—	—	20,110,268
Health Care	13,873,004	—	—	13,873,004
Industrials	9,215,419	—	—	9,215,419
Information Technology	27,909,838	—	—	27,909,838
Materials	3,654,893	—	—	3,654,893
Telecommunication Services	7,766,836	—	—	7,766,836
Short-term Investments	6,004,273	—	—	6,004,273
				$135,631,899

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (continued)

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Flexible Capital Fund
Assets
Common Stocks
Consumer Discretionary	$153,483,863	$—	$—	$153,483,863
Consumer Staples	7,014,009	—	—	7,014,009
Energy	31,157,845	—	—	31,157,845
Financials	102,182,587	—	—	102,182,587
Health Care	36,041,727	—	—	36,041,727
Industrials	40,831,214	—	—	40,831,214
Information Technology	99,530,466	—	—	99,530,466
Materials	12,789,518	—	—	12,789,518
Telecommunication Services	11,201,203	—	—	11,201,203
Corporate Bonds	—	23,506,576	—	23,506,576
International Bonds	—	2,768,502	—	2,768,502
Preferred Stocks	6,224,371	—	—	6,224,371
Rights	139,408	—	—	139,408
Units	5,400,525	—	—	5,400,525
Warrants	967,222	—	—	967,222
Short-term Investments	60,441,619	—	—	60,441,619
				$593,680,655
Marsico Global Fund
Assets
Common Stocks
Consumer Discretionary	15,903,373	—	—	15,903,373
Consumer Staples	8,950,401	—	—	8,950,401
Energy	3,345,262	—	—	3,345,262
Financials	5,002,883	—	—	5,002,883
Health Care	6,432,478	—	—	6,432,478
Industrials	3,638,984	—	—	3,638,984
Information Technology	8,928,673	—	—	8,928,673
Short-term Investments	1,540,519	—	—	1,540,519
				$53,742,573

(b)
Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and in some cases allocated based on other factors. The Funds’ expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions were paid to certain brokers which reduced transfer agent fees and expenses in the amount of $7 for the Growth Fund, for the year ended September 30, 2012. The Funds also received earnings credits on certain cash account balances which reduced transfer agent fees and expenses in the amount of $859, $596, $364, $122, $408, and $59 for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund, respectively, for the year ended September 30, 2012. Brokerage commission credits and earnings credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)
Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)
Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, passive foreign investment companies (“PFICs”) and net investment losses.

NOTES TO FINANCIAL STATEMENTS

(e)
Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. Values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the US dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held. Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)
Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds may enter into futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts, options, and forward foreign currency contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. The limited use of derivative instruments by the Funds during the year ended September 30, 2012 was related to the use of forward foreign currency contracts in the International Opportunities Fund and purchased index option contracts for the Flexible Capital Fund, each of which did not have a significant impact on each Fund’s respective performance during the reporting period. There were no outstanding derivative instruments held by the Funds as of September 30, 2012. The following tables provide information about the effects of the derivative instruments on the Statements of Operations for the International Opportunities Fund and Flexible Capital Fund, as appropriate, for the year ended September 30, 2012 and for the year ended September 30, 2011.

The effects of derivative instruments on the Statements of Operations for the period October 1, 2011 through September 30, 2012 (amounts in thousands):

		Amount of Realized Gain (Loss) on Derivatives
Marsico Fund	Derivatives Not Accounted for as Hedging Instruments	Purchased Options	Written Options	Forward Foreign Currency Contracts	Total
International Opportunities Fund	Forward Foreign Currency Contracts	N/A	N/A	$(573)	$(573)
	Total	N/A	N/A	$(573)	$(573)

Flexible Capital Fund	Index contracts	$(1,809)	N/A	N/A	$(1,809)
	Total	$(1,809)	N/A	N/A	$(1,809)

		Change in Unrealized Appreciation (Depreciation) on Derivatives
Marsico Fund	Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts
International Opportunities Fund	Forward Foreign Currency Contracts	$573
	Total	$573

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (continued)

The effects of derivative instruments on the Statements of Operations for the period October 1, 2010 through September 30, 2011 (amounts in thousands):

		Amount of Realized Gain (Loss) on Derivatives
Marsico Fund	Derivatives Not Accounted for as Hedging Instruments	Purchased Options	Written Options	Forward Foreign Currency Contracts	Total
International Opportunities Fund	Forward Foreign Currency Contracts	N/A	N/A	$(1,102)	$(1,102)
	Total	N/A	N/A	$(1,102)	$(1,102)

Flexible Capital Fund	Equity/Index contracts	$(1,177)	$394	N/A	$(783)
	Total	$(1,177)	$394	N/A	$(783)

		Change in Unrealized Appreciation (Depreciation) on Derivatives
Marsico Fund	Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts
International Opportunities Fund	Forward Foreign Currency Contracts	$(573)
	Total	$(573)

Forward Foreign Currency Contracts — A forward currency contract is a commitment to purchase or sell foreign currency at a specified price on a future date. The Funds may enter into a forward foreign currency contract in order to hedge against foreign currency fluctuations, such as when a Fund elects to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings denominated in or exposed to foreign currencies, or in preparation of purchasing securities in a particular market as well as other investment purposes.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled.

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to a credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or if the value of the foreign currency changes unfavorably. In connection with these contracts, the Funds typically segregate cash and/or other securities as collateral in a sufficient value equal to the aggregate amount of the Funds’ commitments under the forward foreign currency contracts; such collateral would be in the possession of the Funds’ custodian, if applicable.

Options Contracts — The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and US and foreign securities that are traded on a securities exchange or an over-the-counter market. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

NOTES TO FINANCIAL STATEMENTS

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

(g)
Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees to defer the receipt of all or a portion of their compensation received from the Funds. Any deferred fees are credited to accounts established on behalf of the Trustees into the Funds as directed by each Trustee. The amounts credited to these accounts increase or decrease in accordance with the performance of the Funds selected by the Trustees. The market value of the deferred account balances as of September 30, 2012 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets”, and a liability account, “Accrued trustees’ fees”. Additionally, the fluctuation of the account balances due to the Funds’ performance is recorded by the Funds as unrealized appreciation/(depreciation) which is shown as part of “Net unrealized appreciation on investments and foreign currency translations” on the Statements of Assets and Liabilities and as compensation expense which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the Trustees for the year ended September 30, 2012 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation/depreciation of Fund shares held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)
Redemption Fee — A 2.00% redemption fee is retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on certain redemptions or exchanges of shares held 30 days or less from their purchase date. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. For the year ended September 30, 2012, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund received $11,567, $30,984, $5,695, $1,308, $51,075, and $6,355, respectively, in redemption fees.

(i)
Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

(j)
Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (continued)

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of these agreements, the Adviser is compensated for managing the Focus Fund and the Growth Fund at the rate of 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund; and at a rate of 0.85% of the average daily net assets of the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage, and extraordinary expenses) to an annual rate of 1.60% of the average net assets of the Focus Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund, and 1.50% of the average net assets of the Growth Fund and the 21st Century Fund until January 31, 2013. Prior to February 1, 2011, the Adviser’s voluntary expense limitation agreement relating to the Flexible Capital Fund limited total expenses of the Flexible Capital Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage, and extraordinary expenses) to an annual rate of 0.75% of the Flexible Capital Fund’s average net assets.

The Adviser is entitled to reimbursement from a Fund of any amounts waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed current expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. As of September 30, 2012, reimbursements that may potentially be made by the International Opportunities Fund, and Global Fund to the Adviser are $68,075 and $69,110, respectively, which expire in 2015. The Adviser has elected not to seek recoupment of amounts related to fees waived or expenses reimbursed during the time that the Flexible Capital Fund’s expense limitation was 0.75% of average net assets.

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust received compensation from the Funds.

4.	Service and Distribution Plan

The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets. The Adviser may, out of its own resources and at its sole discretion, make certain payments on behalf of the Plan for expenses incurred by a Fund for distribution of Fund shares and related services.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2012, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Purchases	$657,840	$445,364	$264,630	$93,847	$586,356	$64,345
Sales	$812,364	$545,106	$502,872	$140,475	$535,284	$134,039

There were no purchases or sales of US government securities, excluding short-term investments.

6.	Federal Income Tax Information

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2009-2012 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At September 30, 2012 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Cost of Investments	$723,106	$489,917	$264,744	$114,562	$506,783	$39,545

Gross Unrealized Appreciation	$248,372	$185,447	$89,049	$23,690	$89,588	$14,332
Gross Unrealized Depreciation	(3,852)	(4,688)	(3,635)	(2,620)	(2,690)	(134)

Net Unrealized Appreciation (Depreciation) on Investments	$244,520	$180,759	$85,414	$21,070	$86,898	$14,198

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and PFICs.

At September 30, 2012, the Funds had accumulated capital loss carryforwards (in thousands) as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
For Losses Expiring September 30,
2017	$—	$—	$193,704	$39,483	$—	$—
2018	—	—	390,537	93,558	—	4,665
Not Subject to Expiration	—	—	—	—	—	—
	$—	$—	$584,241	$133,041	$—	$4,665

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of September 30, 2012, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund, respectively, had $0, $0, $1,288, $0, $0, and $236 of qualified late-year losses, which are deferred until fiscal year 2013 for tax purposes. Net late-year losses incurred after December 31st, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The 21st Century Fund and International Opportunities Fund, respectively, had realized capital losses (in thousands) from transactions between November 1, 2011 and September 30, 2012 of $907 and $3,469. The 21st Century Fund and International Opportunities Fund have elected to treat post-October capital losses as arising in the next fiscal year.

The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund utilized (in thousands) $20,227, $54,807, $13,577, $5,625, $0, and $11,875, respectively, of its capital loss carryforwards, during the year ended September 30, 2012.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2012 (continued)

As of September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Undistributed Ordinary Income (Deficit)	$1,173	$1,218	$—	$1	$1,653	$3
Undistributed Trustees’ Deferred Compensation	(1,404)	(834)	(542)	(216)	(351)	(147)
Undistributed Long-Term Capital Gains	69,463	11,099	—	—	13,674	—
Tax Accumulated Earnings (Deficit)	69,232	11,483	(542)	(215)	14,976	(144)
Accumulated Capital and Other Losses	—	—	(586,436)	(136,510)	—	(4,901)
Unrealized Appreciation (Depreciation) on Investments and on Foreign Currency Translations	244,520	180,759	85,414	21,070	86,898	14,198
Trustees Deferred Compensation Mark to Market	162	111	67	3	267	103
Total Accumulated Earnings (Deficit)	$313,914	$192,353	$(501,497)	$(115,652)	$102,141	$9,256

Undistributed ordinary income (deficit) consists of net investment income and timing differences related to qualified late-year losses and PFICs.

The tax character of distributions paid during the fiscal years ended September 30, 2012 and 2011 were as follows:

(Amounts in thousands)	2012		2011
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$—	$—	$—	$—
Growth Fund	292	—	473	—
21st Century Fund	—	—	—	—
International Opportunities Fund	—	—	6,560	—
Flexible Capital Fund	1,878	—	2,489	477
Global Fund	—	—	1,099	—

The tax character of dividends paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7.	Subsequent Events

Management of the Adviser has determined that there were no material events that would require disclosure in the Funds’ financial statements.

8.	New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 related Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Marsico Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marsico Focus Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Marsico Flexible Capital Fund, and Marsico Global Fund (six of the funds constituting The Marsico Investment Fund, hereafter referred to as the “Funds”) at September 30, 2012 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
November 14, 2012

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-months ended September 30, 2012 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 to September 30, 2012 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended September 30, 2012” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period	Beginning account value April 1, 2012	Ending account value September 30, 2012	Expenses paid for the six-month period ended September 30, 2012(1)
FOCUS FUND
Actual Example	$1,000.00	$978.00	$6.53
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.39	$6.67

GROWTH FUND
Actual Example	$1,000.00	$987.90	$6.59
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.37	$6.69

21st CENTURY FUND
Actual Example	$1,000.00	$973.30	$6.88
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.03	$7.03

INTERNATIONAL OPPORTUNITIES FUND
Actual Example	$1,000.00	$966.70	$7.87
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.00	$8.07

FLEXIBLE CAPITAL FUND
Actual Example	$1,000.00	$1,048.50	$7.18
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.99	$7.07

GLOBAL FUND
Actual Example	$1,000.00	$978.70	$7.92
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.00	$8.07

(1)
Expenses are equal to the Funds’ annualized expense ratios (1.321% for the Focus Fund, 1.326% for the Growth Fund, 1.394% for the 21st Century Fund, 1.600% for the International Opportunities Fund, 1.402% for the Flexible Capital Fund, and 1.600% for the Global Fund), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2012 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (i) on the SEC’s website at www.sec.gov; (ii) at the SEC’s Public Reference Room; and (iii) by calling 800-SEC-0330.

Other Tax Information

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2012, 0%, 100%, 0%, 0%, 100% and 0% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund and Global Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund and Global Fund designate income dividends (in thousands) of $0, $292, $0, $0, $1,878 and $0, respectively, as qualified dividend income paid during the fiscal year ended September 30, 2012.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code of 1986, the International Opportunities Fund designates (in thousands) $2,854 of income derived from foreign sources and $221 of foreign taxes paid, for the year ended September 30, 2012.

Of the ordinary income (including short-term capital gain) distributions made during the year ended September 30, 2012, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Opportunities Fund	$0.2659	$0.0206

Cost Basis Information

As of January 1, 2012, federal law requires that mutual fund companies must maintain and report a shareholder’s cost basis by tax lot, gain/loss information, and holding period of “covered” security sales to the Internal Revenue Service (“IRS”) on Form 1099. Covered securities, that are mutual fund shares, are shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

The new tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. As a result, the Funds have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay S. Goodgold 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1954	Trustee	Since February 2006; Lead Independent Trustee (since November 2010)	Private investor (July 2003 - present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	6	None
Elizabeth Hoffman 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1946	Trustee	Since February 2006	Professor of Economics (January 2007 - present) and Executive Vice President and Provost (January 2007 - July 2012), Iowa State University; President Emerita, University of Colorado (August 2006 - present).	6	None
Walter A. Koelbel, Jr. 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since December 1997	President, and other positions, Koelbel and Company (full service real estate, development, investment, and management company) (more than five years).	6	None
Michael D. Rierson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 - present); Vice President and Vice Chancellor for University Advancement at the University of Houston and UH System, respectively (November 2005 - December 2010).	6	None
Bruce E. Stangle 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1948	Trustee	Since May 2010	Chairman, Analysis Group, Inc. (economic consulting) (more than five years).	6	Director, Wellington Trust Company (Since 2001)
Joseph T. Willett 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998 - 2002).	6	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visit www.marsicofunds.com.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas F. Marsico(2) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President and Chief Executive Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	6	None
Christopher J. Marsico(2) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Trustee, Executive Vice President and Chief Operating Officer	Trustee (August 2007 – March 2010 and since May 2010); Vice President and Treasurer (September 2002 – May 2010); Executive Vice President and Chief Operating Officer (since May 2010)	President, Marsico Capital Management, LLC (more than five years).	6	None
Neil L. Gloude, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Vice President, Secretary and Treasurer	Vice President and Secretary (Since May 2008); Treasurer (since May 2010)
Executive Vice President, Chief Financial Officer and Treasurer, Marsico Capital Management, LLC (September 2007 - present); Partner, PricewaterhouseCoopers LLP (public accounting firm) (January 1999 - August 2007).
				N/A	N/A
David C. Price, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1969	Chief Compliance Officer	Since August 2004	Chief Compliance Officer, The Marsico Investment Fund, and Director of Compliance, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Sander M. Bieber 1775 I Street, N.W. Washington, D.C. 20006 DOB: 1950	Assistant Secretary	Since December 1997	Partner, Dechert LLP (law firm) (more than five years).	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2)
Mr. Thomas Marsico and Mr. Christopher Marsico are considered Interested Trustees of the Trust, within the meaning of the 1940 Act, because of their affiliation with Marsico Capital Management, LLC, the investment adviser to the Funds. Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visit www.marsicofunds.com.

MARSICO FUNDS

NOTES

MARSICO FUNDS

MARSICO FUNDS

NOTES

The Marsico Investment Fund
UMB Distribution Services, LLC, Distributor
P.O. Box 3210, Milwaukee, WI 53201-3210
www.marsicofunds.com • 888.860.8686

©2012 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds prospectus.

Item 2 - Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.  A copy of this code of ethics is attached hereto as Exhibit (a).

(b)	Not used.

(c)
There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See attached Exhibit (a).

Item 3 - Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Mr. Joseph T. Willett is the audit committee financial expert. Mr. Willett is “independent” under the applicable rules.

Item 4 - Principal Accountant Fees and Services.

In each of the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a)	Audit Fees.

2012	2011
$150,750	$164,220

(b)	Audit-Related Fees.

In each of the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2012	2011
$0	$0

(c)	Tax Fees.

In each of the fiscal years ended September 30, 2012 and September 30, 2011 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2012	2011
$32,750	$32,100

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees.

In each of the fiscal years ended September 30, 2012 and September 30, 2011 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2012	2011
$0	$0

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year.  With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise.  The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions.  Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)
According to PwC for the fiscal year ended September 30, 2012, the percentage of hours spent on the audit of the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC	2012
Work performed by persons who are not full-time	0%

(g)
In each of the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2012	2011
$0	$0

For the fiscal years ended September 30, 2012 and September 30, 2011, there were no non-audit services provided by PwC to the Trust, its investment adviser, or to any entity controlling, controlled by, or under common control with the investment adviser. For the fiscal years ended 2012 and 2011, fees in the amount of $0 and $0 respectively, have been billed by PwC for audit-related services provided to the investment adviser of the Trust.

(h)
All non-audit services of the specified type (services that were provided by PwC to the investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust) were pre-approved.

Item 5 - Audit Committee of Listed Registrants.

Not applicable.

Item 6 - Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11 - Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)
There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics - Filed as an attachment to this filing.

(a)(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Christopher J. Marsico
Christopher J. Marsico
Executive Vice President and Chief Operating Officer

Date:	December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Marsico
Christopher J. Marsico
Executive Vice President and Chief Operating Officer

Date:	December 6, 2012

By:	/s/ Neil L. Gloude
Neil L. Gloude
Vice President, Secretary and Treasurer

Date:	December 6, 2012